================================================================================
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       CATELLUS DEVELOPMENT CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                                                [CATELLUS LOGO]

                       CATELLUS DEVELOPMENT CORPORATION
                       201 Mission Street, Second Floor
                        San Francisco, California 94105

Dear Catellus Stockholder:

  I am pleased to invite you to attend the 2000 Annual Meeting of Stockholders of Catellus Development Corporation on Tuesday, May 2, 2000, at 9:00 a.m. We will hold this year's meeting at:

                                 Palace Hotel
                                Twin Peaks Room
                            2 New Montgomery Street
                           San Francisco, California

  At this meeting, stockholders will be asked to elect eleven directors and to approve the 2000 Performance Award Plan. Information about each of these is contained in the Proxy Statement that follows.

  We would appreciate your attendance at the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, it is most important that your shares are represented. Accordingly, please mark your vote on the enclosed proxy card, then sign, date, and return it to us. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

  I sincerely hope you will be able to attend the Annual Meeting and look forward to seeing you on May 2, 2000.

                                       Sincerely,

                                       /s/ Nelson C. Rising
                                       Nelson C. Rising
                                       President and Chief Executive Officer


March 16, 2000

                       CATELLUS DEVELOPMENT CORPORATION
                       201 Mission Street, Second Floor
                        San Francisco, California 94105

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 2, 2000

  Catellus Development Corporation will hold its 2000 Annual Meeting of Stockholders on Tuesday, May 2, 2000, at 9:00 a.m. at the Palace Hotel, Twin Peaks Room, 2 New Montgomery Street, San Francisco, California, for the following purposes:

  (1) To elect eleven Directors;

  (2) To approve the 2000 Performance Award Plan; and

  (3) To transact any other business that is properly brought before the Annual Meeting.

  If you were a stockholder of record at the close of business on March 3, 2000, you are entitled to notice of, and to vote at, the Annual Meeting (including any adjournment of the meeting). For at least ten days before the meeting, we will make a list of our stockholders available at our offices at 201 Mission Street, Second Floor, San Francisco, California. Even if you plan to attend the meeting, we request that you sign and date the enclosed proxy card and return it without delay in the enclosed postage-paid envelope. If you attend the meeting, you may withdraw your proxy card and vote in person on any matter properly brought before the meeting.

  Please sign, date, and mail the enclosed proxy card promptly in the enclosed envelope, so that your shares of stock will be represented at the meeting.

                                       By Order of the Board of Directors,
                                       /s/ BRIAN J. BECKON
                                       Brian J. Beckon
                                       Secretary

March 16, 2000
San Francisco, California

                       CATELLUS DEVELOPMENT CORPORATION
                       201 Mission Street, Second Floor
                        San Francisco, California 94105

                                PROXY STATEMENT

Information about the 2000 Annual Meeting

  On behalf of our Board of Directors, we are soliciting proxies for use at our 2000 Annual Meeting of Stockholders. This year's meeting will be held on Tuesday, May 2, 2000, at 9:00 a.m., at the Palace Hotel, Twin Peaks Room, 2 New Montgomery Street, San Francisco, California. We are providing this Proxy Statement to you, the stockholders of Catellus Development Corporation, in connection with our solicitation of proxies.

  If you were a stockholder of record at the close of business on March 3, 2000, you are entitled to notice of, and to vote at, the Annual Meeting. On March 3, 2000, our issued and outstanding voting securities consisted of 107,483,105 shares of common stock. Each share has one vote on any matter properly brought before the meeting (including any adjournment of the meeting).

  Our principal executive offices are located at 201 Mission Street, Second Floor, San Francisco, California 94105, and our main telephone number is (415) 974-4500. This Proxy Statement, along with the Notice of Annual Meeting of Stockholders, a proxy card, and our 1999 Annual Report to Stockholders, are being mailed to you on or about March 27, 2000. The 1999 Annual Report to Stockholders includes our audited financial statements. You may also obtain, without charge, a copy of our 1999 Annual Report on Form 10-K (a form filed with the Securities and Exchange Commission) by sending a written request to our Investor Relations Department at the address above.

  If you sign and return the proxy card at or before the meeting, your shares will be voted as you specify on the proxy card. If you do not specify a vote, your shares will be voted for each of the nominees listed on the proxy card and for the proposal described in this Proxy Statement. You may revoke your proxy at any time before the vote at the meeting by giving written notice to our Corporate Secretary at our address above. You may also revoke your proxy by filing another proxy with a later date or by attending the meeting and voting in person.

  We must have a quorum at the Annual Meeting to transact any business. This means that a majority of our outstanding shares of common stock must be represented in person or by proxy. If there is a quorum, the eleven nominees who receive the greatest number of "for" votes will be elected as Directors. The other proposal requires a "for" vote of a majority of the shares represented at the meeting.

  We will appoint an inspector of elections to count the votes cast in person or by proxy at the meeting. If you abstain from voting on any matter, your shares will be counted for purposes of determining whether there is a quorum but will not be voted on that matter. Similarly, if a broker or nominee indicates on its proxy that it does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for purposes of determining whether there is a quorum but will not be voted (and will not be treated as present and entitled to vote) on that matter.

  We will bear the cost of this proxy solicitation. Brokers and nominees should forward soliciting materials to the beneficial owners of the stock that they hold of record. We will reimburse brokers and nominees for their reasonable forwarding expenses. Our Directors, officers, and regular employees may also solicit proxies in person or by telephone or other means. These individuals will not receive additional compensation for these efforts.

  We are not aware of any matter that will be brought before the Annual Meeting other than those described in this Proxy Statement. If any other matter is properly brought before the meeting, the persons named as your proxy will be authorized by the proxy card to vote the shares represented by that proxy card in accordance with their best judgment.

Independent public accountants

  PricewaterhouseCoopers LLP has been selected as our independent public accountants and has audited our financial statements for 1999. A representative of PricewaterhouseCoopers will be present at our 2000 Annual Meeting and will be available to answer questions. The representative will have an opportunity to make a statement if he or she desires to do so.

Stockholder proposals for the 2001 annual meeting

  If you wish to submit a proposal for consideration at our annual meeting in the year 2001, we must receive it at our offices at 201 Mission Street, Second Floor, San Francisco, California 94105, to the attention of our Corporate Secretary, by November 16, 2000, in order to include it in our proxy statement and form of proxy for that meeting. Proposals must comply with Securities and Exchange Commission regulations concerning the inclusion of stockholder proposals in our proxy statement. Our bylaws include additional procedural requirements that apply to stockholder proposals and nominations made at the annual meeting. Among other requirements, notice of any proposals or nominations must be received at our offices at least 60 days before each annual meeting.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  There are eleven nominees for election to our Board of Directors. All Directors are elected annually to serve until our next annual meeting and until their respective successors are elected and qualified. Information about the business experience of each nominee is presented below. Each nominee has indicated a willingness to serve if elected, but if any nominee should become unable to serve, the proxies that we are soliciting will be voted for the election of a replacement chosen by the Board of Directors.

                                                                     Year First
                                                                     Elected a
    Name of Nominee              Business Experience             Age  Director
    ---------------              -------------------             --- ----------
 Joseph F. Alibrandi   From 1985 until his retirement in 1999,    71    1989
                       Mr. Alibrandi served as Chair of
                       Whittaker Corporation, a diversified
                       company with business activities in the
                       aerospace and communications field.
                       From 1974 to 1994 and from 1996 to
                       1999, he also served as Chief Executive
                       Officer of Whittaker Corporation. Mr.
                       Alibrandi is currently a director of
                       Jacobs Engineering Group, Inc. and
                       Burlington Northern Santa Fe
                       Corporation.

 Stephen F. Bollenbach Since 1996, Mr. Bollenbach has served      57    1999
                       as President and Chief Executive
                       Officer of Hilton Hotels Corporation.
                       He is also Chair of Park Place
                       Entertainment Corporation, a gaming
                       spin-off from Hilton. From 1995 to
                       1996, Mr. Bollenbach was Executive Vice
                       President and Chief Financial Officer
                       of The Walt Disney Company. From 1993
                       to 1995, he was President and Chief
                       Executive Officer of Host Marriott
                       Corporation. Mr. Bollenbach is
                       currently a director of Hilton Group
                       PLC, Time Warner, Inc., Kmart
                       Corporation, and Spring Group PLC.

 Daryl J. Carter       Since 1992, Mr. Carter has served as       44    1995
                       Co-Chair of Capri Capital, L.P. (or its
                       predecessor), a real estate investment
                       management company. Mr. Carter is
                       currently a director of Acacia Bank.

 Richard D. Farman     Since 1998, Mr. Farman has served as       64    1997
                       Chair and CEO of Sempra Energy, an
                       energy services holding company. From
                       1993 to 1998, he served as President,
                       Chief Operating Officer, and Director
                       of Pacific Enterprises, an energy
                       services company. From 1993 to 1995, he
                       was Chief Executive Officer of Southern
                       California Gas Company, a subsidiary of
                       Pacific Enterprises. Mr. Farman is
                       currently a director of Sempra Energy
                       and UnionBanCal.

 Christine Garvey      Since December 1999, Ms. Garvey has        54    1995
                       served as Vice President, Worldwide
                       Real Estate and Workplace Resources at
                       Cisco Systems, Inc. From 1997 to 1998,
                       Ms. Garvey served as Group Executive
                       Vice President, Commercial Real Estate
                       Services Group of Bank of America
                       NT&SA. From 1992 to 1997, Ms. Garvey
                       served as Executive Vice President,
                       Corporate Real Estate, Other Real
                       Estate Owned, Sales and Property
                       Management of Bank of America. Ms.
                       Garvey is also a director of Center
                       Trust, Inc. and Pacific Gulf REIT.


 William M. Kahane       Mr. Kahane has served as Chair of our Board    51 1997
                         of Directors since May 1998. Since 1992,
                         Mr. Kahane has served as Managing Partner
                         of Milestone Partners Limited, an
                         investment banking and financial advisory
                         company, and as Chief Investment Officer of
                         Robert H. Burns Holdings Ltd., a private
                         investment company. He is currently a
                         director of Robert H. Burns Holdings Ltd.
                         and of Robert H. Burns Ventures Ltd.


 Leslie D. Michelson     Since March 1999, Mr. Michelson has served     49 1997
                         as Managing Director of Saybrook Capital,
                         LLC, an investment bank specializing in the
                         provision of strategic and financial
                         advisory services to the real estate and
                         health care industries. Since March 2000,
                         he has also served as Chief Executive
                         Officer of Intertrials.com, Inc., an
                         internet company involved in clinical
                         trials and introduction of prescription
                         drugs. From June 1998 to February 1999, Mr.
                         Michelson served as Chair and Co-Chief
                         Executive Officer of Protocare, a health
                         care firm. From 1988 to 1998, Mr. Michelson
                         served as Chair and Chief Executive Officer
                         of Value Health Sciences, Inc., an applied
                         health services research firm. He is
                         currently a director of G&L Realty, Inc.
                         and Intertrials.com, Inc.

 Nelson C. Rising        Mr. Rising has served as our President and     58 1994
                         Chief Executive Officer and as a Director
                         since September 1994. He is currently
                         Deputy Chair of the Board of the Federal
                         Reserve Bank of San Francisco.

 Jacqueline R. Slater    Ms. Slater served as Chair of our Board of     47 1993
                         Directors from May 1997 to May 1998. Ms.
                         Slater is currently Founder and President
                         of The Slater Foundation. From 1995 to
                         1998, Ms. Slater served as Managing
                         Director of Chase Manhattan Bank, and as
                         President of Chase Commercial Mortgage
                         Securities Corporation, responsible for
                         commercial real estate securitization. Ms.
                         Slater is currently a director of Thornburg
                         Foundation Realty, Inc.

 Thomas M. Steinberg     Since 1997, Mr. Steinberg has served as        43 1994
                         President of Tisch Family Interests. In
                         this capacity, he manages and supervises
                         investments for members of the Laurence A.
                         Tisch and Preston R. Tisch families. From
                         1991 until 1997, he served as Managing
                         Director of Tisch Family Interests. Mr.
                         Steinberg is currently a director of
                         Gunther International, Infonxx, Inc., and
                         Quixi, Inc.

 Beverly Benedict Thomas Since 1997, Ms. Thomas has served as           57 1995
                         Managing Partner of BBT Strategies, a
                         public affairs consulting firm. From 1995
                         to 1997, Ms. Thomas served as a Vice
                         President of UT Strategies, Inc. From 1991
                         to 1995, she was Assistant Treasurer of the
                         State of California. She is currently a
                         commissioner of the Los Angeles City
                         Employees Retirement System and a director
                         of Apria Healthcare Corporation.

  The Board of Directors recommends a vote FOR the election of the nominees listed above as Directors.

Arrangements Regarding Nominees

  Under the terms of Mr. Rising's employment agreement, the Board of Directors is required, through December 31, 2004, to use its best efforts to cause Mr. Rising to continue to be elected as a member of the Board of Directors. In addition, his agreement provides that beginning with the first meeting of the Board of Directors following the annual meeting, Mr. Rising will be elected Chair of the Board. See "Employment Agreements--Agreement with Mr. Rising."

Directors' Compensation

  Each Director who is not an employee of Catellus receives an annual retainer of $30,000, a fee of $1,250 for attendance at each meeting of the Board of Directors, and a fee of $1,000 for attendance at each meeting of a Board committee of which that Director is a member. The chair of each committee receives an annual retainer of $3,000, and the Chair of the Board receives an annual retainer of $100,000. Directors are also reimbursed for their out-of-pocket expenses for each Board or committee meeting attended.

  Under our Amended and Restated 1996 Performance Award Plan, each non-employee Director receives an automatic grant of an option to purchase 5,000 shares of common stock following each annual meeting of stockholders. The exercise price of each option is the closing stock price on the date of grant. Each option has a ten-year term and becomes exercisable in four equal installments on each of the first four anniversaries of the date of grant. If stockholders approve the 2000 Performance Award Plan, described below, that new Plan will provide for an automatic grant on similar terms in lieu of the automatic grant under the 1996 Plan.

  In addition, under our Amended and Restated 1996 Performance Award Plan, each non-employee Director may irrevocably elect to defer any retainers or fees and instead receive Director Stock Units. A Director Stock Unit is considered equivalent to one share of stock for record-keeping purposes but has no voting rights. An election to defer is made in 25% increments and must be made before the beginning of the calendar year in which the retainer or fee would otherwise be earned. The number of Director Stock Units to be credited to a Director is calculated by dividing the amount of the deferred compensation by 90% of the closing price of our common stock on the date of the credit. Director Stock Units are credited on January 1 of each year for any deferred retainers, and they vest on a per diem basis over the course of the year. Director Stock Units are credited on December 31 of each year for any deferred meeting fees and are immediately vested. If a Director dies or becomes disabled, any unvested Director Stock Units vest immediately. Each Director will receive a distribution of the vested Director Stock Units on a date previously selected by the Director (which may not be less than three years after the election is made). We will distribute the Director Stock Units by issuing to the Director an equivalent number of shares of our common stock, either in a lump sum or in a specified number of annual installments, as previously selected by the Director.

Board of Directors Meetings

  The Board of Directors held six meetings in 1999. Each Director attended at least 75% of the total number of meetings in 1999 of the Board and of each committee of which that Director was a member, except that Mr. Bollenbach, who was first elected to the Board in May 1999, attended 73% of the applicable meetings because he was unable to attend three meetings in May 1999 on account of a scheduling conflict that he disclosed to the Board before his election in 1999.

Board Committees

  The Board of Directors has established an Audit Committee, a Compensation and Benefits Committee, a Corporate Governance Committee, and a Finance Committee. No member of these Committees, other than the Finance Committee, may be an employee of Catellus or any subsidiary. The current membership of each Committee and the number of meetings each Committee held in 1999, are as follows:

                                              Compensation Corporate
Name of Director                     Audit    and Benefits Governance  Finance
----------------                   ---------- ------------ ---------- ----------
Joseph F. Alibrandi...............   Member      Member
Stephen F. Bollenbach.............               Member                 Chair
Daryl J. Carter...................   Chair                              Member
Richard D. Farman.................               Member      Chair
Christine Garvey..................                           Member     Member
William M. Kahane................. Ex Officio  Ex Officio  Ex Officio Ex Officio
Leslie D. Michelson...............               Chair       Member
Nelson C. Rising..................                                      Member
Jacqueline R. Slater..............   Member                             Member
Thomas M. Steinberg...............               Member                 Member
Beverly B. Thomas.................   Member                  Member
Number of meetings in 1999........     4           6           3          4

  The Audit Committee:

  . Recommends to the Board the independent public accountants that we engage.

  . Reviews the results of each audit by our independent public accountants and discusses with them any factors that may affect their independence.

  . Reviews our general policies and procedures regarding audits, accounting and financial controls, the scope and results of the auditing engagement, and the extent to which we have implemented changes suggested by our independent public accountants.

  The Compensation and Benefits Committee:

  . Sets the compensation of the Chief Executive Officer and, based on the recommendations of the Chief Executive Officer, of senior management reporting directly to the office of the Chief Executive Officer.

  . Exercises general review authority over compensation levels of all other corporate officers and key management personnel.

  . Reviews annually our compensation practices and salary administration procedures.

  . Reviews and approves changes in existing employment practices and employee benefit programs and approves new programs.

  .  Administers performance award plans.

  The Corporate Governance Committee:

  . Considers matters relating to the governance of Catellus, including Director nominations.

  The Finance Committee:

  . Reviews and approves financing arrangements and other transactions within a specified size range.

  . Recommends to the Board larger financing arrangements and other transactions.

  The Corporate Governance Committee welcomes your suggestions of potential candidates to fill future vacancies on the Board. You should send your suggestions in writing to our Corporate Secretary at our executive offices. Any suggestions should include detailed biographical and occupational data on the candidate, along with the candidate's written consent to consideration by the Corporate Governance Committee.

Certain Relationships and Related Transactions

  Mr. Bollenbach, a Director, is President and Chief Executive Officer of Hilton Hotels Corporation, which is our partner in three Louisiana partnerships. Our partnership distributions from these partnerships in 1999 totaled approximately $7.9 million. The three partnerships are as follows:

  . International Rivercenter, a general partnership in which we own 25.2% and Hilton 67.4%, owns the New Orleans Riverside Hilton Hotel; Hilton Hotels Corporation manages that hotel under a management contract with the partnership.

  . New Orleans International Hotel, a limited partnership in which we own 15.9% and Hilton 29.5%, owns a 22.5% interest in New Orleans
     Rivercenter.

  . New Orleans Rivercenter, a general partnership in which we and Hilton own 38.75% each, owns an eight-acre parcel of land adjacent to the New Orleans Riverside Hilton Hotel.

  In October 1997, we made an interest-free loan of $400,000 to Ms. Smalley, an executive officer, for the purchase of a residence in the San Francisco area. The full original amount of this loan remains outstanding as of March 3, 2000.

  In the normal course of business, we build buildings for and lease space to businesses similar to those with which some of our Directors are affiliated. Although there are no specific proposals currently pending, we expect to discuss possible transactions of these types with businesses with which our Directors are affiliated. Any such transaction would be approved by a majority of the disinterested Directors.

Compensation Committee Interlocks and Insider Participation

  During 1999, Messrs. Alibrandi, Bollenbach, Farman, Kahane, Michelson, and Steinberg and Ms. Slater served as members of the Compensation and Benefits Committee. During 1999, Messrs. Alibrandi, Carter, Farman, Kahane, Michelson, and Steinberg and Mmes. Garvey, Slater, and Thomas served as members of the Compensation Review Committee, a committee that was dissolved in 1999 but which formerly exercised a portion of the authority currently exercised by the Compensation and Benefits Committee. None of the members of either committee was, in 1999, or has ever been an employee or officer of Catellus. However, Mr. Bollenbach, a Director, is President and Chief Executive Officer of Hilton Hotels Corporation, which is our partner in three Louisiana partnerships. For more information, see "Certain Relationships and Related Transactions" above.

                                PROPOSAL NO. 2

                    APPROVAL OF 2000 PERFORMANCE AWARD PLAN

  At the 2000 Annual Meeting, you will be asked to approve the 2000 Performance Award Plan (the "2000 Plan"). Acting on the recommendation of the Compensation and Benefits Committee (the "Committee"), our Board of Directors recommends that you approve the 2000 Plan. The 2000 Plan will not become effective until it has been approved by our stockholders. Members of our Board of Directors and all employees, including our executive officers, will be eligible to participate in the 2000 Plan and therefore have an interest in it.

General

  The 2000 Plan provides for various share-based awards, including stock options, stock appreciation rights, and restricted stock, as well as cash-based awards. A total of 5.75 million shares of our common stock may be issued for share-based awards. However, if shares of restricted stock should be issued under the 2000 Plan, the number of shares available for future awards will be reduced by 1.589 shares for every share of restricted stock or other share-based award except for stock options, stock appraisal rights, Director Stock Units, or awards that are granted in lieu of cash compensation otherwise payable to the participant and that have a value equal to the cash compensation. No more than 850,000 shares may be issued for restricted stock awarded under the 2000 Plan. The exercise price of stock options and stock appraisal rights may not be less than the closing price on the date of grant. The closing price of our common stock on March 16, 2000, was $13.125.

  The 2000 Plan will be interpreted and administered primarily by the Committee. The members of the Committee are such that the 2000 Plan complies with tax law requirements. The 2000 Plan grants the Committee broad administrative powers. The Committee may designate the recipients of awards, determine or modify the types of awards, and determine the amounts, terms, and limitations of awards, including vesting provisions, terms of exercise of an award, expiration dates, and the treatment of awards in the event of the retirement, disability, death, or other termination of a participant's employment, or in the event of a change in control of Catellus. The Committee may accelerate and extend outstanding awards, but may not reduce the exercise or purchase price of an outstanding award. The Committee also may grant awards under the 2000 Plan in substitution for or in assumption of similar awards held by employees of other entities who become our employees as a result of a merger or acquisition.

  Our Board of Directors has the authority to amend, suspend, and discontinue the 2000 Plan subject to any stockholder approval that is required by applicable law. The Board or the Committee may amend outstanding awards in any manner that would be permitted for a new award, provided that any amendment that is adverse to a participant requires the participant's consent.

  The 2000 Plan permits payment of the exercise price of stock options in cash or by various methods, subject to the Committee's authorization and restrictions, including check, shares of our common stock already held by the participant, reduction in the amount of stock to be issued upon exercise, third party payment (such as from a broker if the shares being acquired are promptly sold), or promissory note.

Awards to Employees

  Every full-time employee of Catellus or its subsidiaries will be eligible to receive cash-based and share-based awards under the 2000 Plan. We currently have approximately 460 eligible employees, including executive officers. Awards may be granted to employees at the discretion of the Committee or a Special Committee that currently consists solely of Mr. Rising. It is contemplated that the Committee will make awards to executive officers, and that the Special Committee will make awards to other employees.

  Share-based awards granted to a participant in any calendar year may not exceed 2 million shares in the aggregate, and no employee may receive more than $2.5 million in cash-based awards in any one calendar year. The maximum term of any option or other share-based award is ten years.

  Options. Stock options authorized under the 2000 Plan are rights to purchase a specified number of shares of common stock at a set price during a specified period. Stock options that are granted as qualified incentive stock options will include additional terms as are necessary to satisfy the requirements of
Section 422 of the Internal Revenue Code. The fair market value of the common stock for which incentive stock options are exercisable for the first time by an optionee during any calendar year may not exceed $100,000 (measured as of the grant date) under current tax law. Nonqualified stock options and other awards are not limited in this manner.

  Each employee stock option will vest and become exercisable in accordance with a vesting schedule selected by either the Compensation and Benefits Committee or the Special Committee. In general, the 2000 Plan does not impose any minimum vesting periods on options or other awards. Nevertheless, shares of stock acquired after exercise of an option may not be sold earlier than six months after the date of grant.

  Stock Appreciation Rights ("SARs"). The 2000 Plan permits the issuance of SARs. SARs entitle the recipient to receive, upon exercise of the SAR, an amount (payable in cash or common stock or other property) based on the appreciation in the value of a share of common stock on the date the SAR is exercised (or some lesser ceiling amount) over the closing stock price on the date of grant.

  Other Share-Based Awards. Other share-based incentive awards that are permitted under the 2000 Plan include restricted stock (common stock that may not be transferred for a period of time), phantom stock or units, performance stock or units, bonus stock or units, dividend equivalent units, or similar securities or rights and other awards payable in or with a value derived from or a price related to the value of our common stock. These awards may be contingent in some manner upon the continued employment of a participant or upon the attainment of specified corporate or individual performance goals (as in the case of performance stock or units).

  Cash-Based Awards. The 2000 Plan also provides for cash-based awards, which do not depend on the value of our stock.

  Performance-Based Awards. Under Section 162(m) of the Internal Revenue Code, we may not deduct more than $1,000,000 of compensation paid to our Chief Executive Officer or any of our other four most highly compensated executive officers unless, among other things, the excess compensation qualifies as "performance-based compensation" under Section 162(m), and the material terms of the plan for this compensation are approved by stockholders. We intend to maximize the deductibility of compensation to the extent feasible, consistent with our goals for these executive officers.

  To qualify as performance-based compensation under Section 162(m), an award to our Chief Executive Officer or any of our other four most highly compensated executive officers must depend on the attainment of performance goals determined in advance by the Committee. The goals for performance-based awards under the 2000 Plan are any one or a combination of the following:

  . Corporate earnings before depreciation and deferred taxes (EBDDT), group contributions to EBDDT, or estimated EBDDT used for the following year's annual operating plan

  . Earnings per share, economic value added, return on equity, total stockholder return, or net cash flow

  .  Any individual quantity that is used to determine any of the foregoing

  .  Progress toward receipt of entitlements or natural resource permits

  .  Completion or closing of transactions

  .  Construction or inventory activity

  .  Bringing assets to market

  .  Resolution of administrative or judicial proceedings or disputes

  .  Hiring targets

  .  New clients, customers, or relationships

  The performance of Catellus, any of our subsidiaries, or any of their divisions or other business units, or any combination of them may be measured against these performance goals over an award cycle consisting of any period up to five years. We expect that specific cycles, relative weightings of the performance goals, and target levels of performance, as well as the award levels payable upon achievement of the specified levels of performance, will be determined by the Committee not later than the applicable deadline under
Section 162(m) and, in any event, at a time when achievement of the targets is substantially uncertain.

  Appropriate adjustments to the performance goals and targets for performance-based awards may be made by the Committee based upon objective criteria in the case of significant acquisitions or dispositions by Catellus, or any extraordinary gains or losses, material changes in accounting principles or practices, or other events that were not anticipated (or the effects of which were not anticipated) at the time goals were established, in order to neutralize the effect of those events on the performance-based awards.

  The Committee must certify to the achievement of the performance goals before we will pay any performance-based award that is intended to comply with
Section 162(m). The Committee may retain discretion to reduce, but not increase, the amount payable under a performance-based award to any participant, notwithstanding the achievement of target performance goals. Performance-based awards may be accelerated in the event of a change in control of Catellus.

Awards to Directors

  Our Board currently includes ten non-employee members. Non-employee Directors are not eligible to receive discretionary grants, but each non-employee Director will automatically receive an option to purchase 5,000 shares of common stock under the terms of the 2000 Plan immediately following each annual meeting of stockholders. Any new non-employee member of the Board will receive an option to purchase a portion of 5,000 shares that corresponds to the number of months until the next annual meeting. These automatic grants are in lieu of the automatic grants to non-employee Directors currently provided for in our Amended and Restated 1996 Performance Award Plan (described above under "Directors' Compensation"). The exercise price of each automatic stock option is the closing stock price on the date of grant. Each automatic stock option has a ten-year term and becomes exercisable in four equal installments on each of the first four anniversaries of the date of grant.

  In addition, the 2000 Plan provides that each non-employee Director may elect irrevocably to defer any retainers or fees and receive Director Stock Units instead. If a Director makes such an election, his or her Director Stock Units will be distributed to him or her in the form of common stock on a date not less than three years after the election is made.

  The provisions for Director Stock Units in the 2000 Plan are nearly identical to corresponding provisions of our Amended and Restated 1996 Performance Award Plan (described above under "Directors' Compensation"). Since each non-employee Director has already made an election under the 1996 Plan for compensation earned in 2000, the first deferral elections under the 2000 Plan will be effective for compensation earned in 2001.

Anticipated Awards

  It is anticipated that awards will be made under the 2000 Plan before the Annual Meeting but subject to approval of the 2000 Plan by our stockholders at that meeting. If the 2000 Plan is not approved, then those awards will not be effective. The following table sets forth information about anticipated awards for 2000 under the 2000 Plan. As of March 16, 2000, the Committee has not completed its deliberations as to other maximum awards to be made for 2000 under the 2000 Plan, but it is expected that none of the other individual awards will exceed the maximum awards for Mr. Rising. Currently, the Committee anticipates that awards to employees under the 2000 Plan will consist of cash and stock options, and awards to non-employee Directors will consist of Director Stock Units and stock options.

                               New Plan Benefits

                          2000 Performance Award Plan

                                                                     Number
                                                         Maximum   of Shares
                                                        Cash-Based Underlying
Name and Principal Position                             Award ($)   Options
---------------------------                             ---------- ----------
Nelson C. Rising....................................... $1,300,000 1,000,000
 President, Chief Executive Officer, and Director
Non-Executive Director Group...........................        N/A    50,000(1)

--------
(1) This amount is for 2000 only. An option to purchase 5,000 shares will be awarded automatically each year to each non-employee member of our Board of Directors. Currently, our Board includes ten non-employee members.

Tax Consequences

  It is anticipated that most stock options granted under the 2000 Plan will be "nonqualified" under the Internal Revenue Code. These options are not taxable to the participant at the time of grant, nor are they deductible to us at that time. At the time of exercise, the difference between the exercise price and the fair market value of the stock will be taxable income to the participant, and we will be entitled to deduct the same amount.

  A stock option that is "qualified" as an "incentive stock option" under the Internal Revenue Code generally is not taxable to the participant at the time of grant or exercise, but the participant holds the stock with a lower tax basis for purposes of determining the taxable gain on a later sale of the stock. The difference between the exercise price and fair market value, however, will be included in the participant's alternative minimum taxable income at the time of exercise and will be added to the tax basis of the stock for purposes of determining the alternative minimum tax on a subsequent sale of the stock.

  Restricted stock generally is taxable to the participant (and deductible to us) when the stock vests (when it is no longer subject to a substantial risk of forfeiture), and the amount of taxable income (and corresponding deduction) is the fair market value of the stock on the date of vesting. A participant may, however, elect to be taxed at the time of the award.

  A cash award under the 2000 Plan is taxable income to the employee when paid. We will be entitled to a federal income tax deduction for each cash award paid under the 2000 Plan if the Plan is approved by our stockholders and the award meets other requirements of Section 162(m) of the Internal Revenue Code.

  The Board of Directors recommends a vote FOR approval of the 2000 Performance Award Plan.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table provides information about stockholders that beneficially own more than 5% of our common stock, based on documents filed as of March 3, 2000, under Sections 13(d) and 13(g) of the Securities Exchange Act of 1934.

                                                       Shares of
                                                      Common Stock    Percent
Name and Address                                   Beneficially Owned of Class
----------------                                   ------------------ --------
Southeastern Asset Management, Inc. ..............     21,054,900       19.6%
  6410 Poplar, Suite 900
  Memphis, Tennessee 38119
California Public Employees' Retirement System....     18,782,250       17.5%
  Lincoln Plaza, 400 P Street
  Sacramento, California 95814
Harris Associates, L.P. ..........................     11,898,933       11.1%
  Two North LaSalle Street, Suite 500
  Chicago, Illinois 60602
Gabelli Funds.....................................      6,551,400        6.1%
  One Corporate Center
  Rye, New York 10580

Registration Rights Agreement with CalPERS

  In 1989, we signed a Registration Rights Agreement with several large stockholders, including the predecessor in interest of California Public Employees' Retirement System ("CalPERS"). Of those stockholders, only CalPERS remains a stockholder and a party to the agreement.

  As long as the Registration Rights Agreement applies, CalPERS has the following rights:

  . Demand Registration: CalPERS may request, up to four times (three, following a registration completed in 1997), that we use our best efforts to register the sale of CalPERS' shares within 90 days. The minimum number of shares as to which CalPERS may request registration at one time is the lesser of 20% of its stock, or stock with an aggregate offering price (after subtracting discounts and commissions) of over $40 million. We will bear the costs of the registration, including CalPERS' legal fees, but excluding underwriting discounts and commissions for CalPERS' shares. CalPERS may also request a Form S-3 registration (a simplified registration process) if the aggregate offering price is at least $25 million, and these registrations do not count toward the number of registrations they may request.

  . Piggyback Registration: Any time we propose to file a registration statement in connection with a public offering of stock solely for cash, CalPERS may request to include its shares in the registration statement, and we are required to do so to the extent that the inclusion of CalPERS' shares will not jeopardize the success of the offering.

  CalPERS may no longer exercise any rights under the agreement when all of its shares can be freely sold to the public under an exemption from registration.

            SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table shows how much of our common stock each Director, Director nominee, and named executive officer beneficially owned as of March 3, 2000, and the amount owned by all current Directors and executive officers as a group. Each person has sole voting and investment power over the shares shown unless otherwise indicated, and except as those powers may be shared with the person's spouse under applicable law.

                                                       Shares of
                                                      Common Stock  Percent of
                                                      Beneficially Common Stock
Beneficial Owner                                       Owned (1)      Owned
----------------                                      ------------ ------------
Joseph F. Alibrandi (2)..............................     15,274         *
Stephen F. Bollenbach (3)............................      1,250         *
Daryl J. Carter (4)..................................     11,250         *
Richard D. Farman (5)................................      2,581         *
Christine Garvey (6).................................     11,250         *
William M. Kahane (7)................................      1,250         *
Leslie D. Michelson (8)..............................      1,250         *
Nelson C. Rising (9).................................  1,763,097       1.6%
Jacqueline R. Slater (10)............................     11,650         *
Thomas M. Steinberg (11).............................     17,772         *
Beverly Benedict Thomas (12).........................     11,250         *
Stephen P. Wallace (13)..............................    881,598         *
Kathleen Smalley (14)................................    136,436         *
C. William Hosler....................................        474         *
Jaime L. Gertmenian (15).............................     20,789         *
All current Directors and executive officers as a
 group (16 persons)..................................  2,924,264       2.7%

--------
  *Less than one percent.

 (1) The number of shares shown as beneficially owned includes Director Stock Units, described under "Director's Compensation," to the extent that the Director has a right to a distribution of those Director Stock Units in the form of common stock within 60 days of March 3, 2000.

 (2) Includes 3,640 Director Stock Units; 384 shares held in a revocable trust of which Mr. Alibrandi is trustor, trustee, and beneficiary; and 11,250 shares subject to options that are exercisable within 60 days of March 3, 2000.

 (3) Includes 1,250 shares subject to an option that is exercisable within 60 days of March 3, 2000.

 (4) Includes 11,250 shares subject to options that are exercisable within 60 days of March 3, 2000.

 (5) Includes 1,331 Director Stock Units and 1,250 shares subject to an option that is exercisable within 60 days of March 3, 2000.

 (6) Includes 11,250 shares subject to options that are exercisable within 60 days of March 3, 2000.

 (7) Includes 1,250 shares subject to an option that is exercisable within 60 days of March 3, 2000.

 (8) Includes 1,250 shares subject to an option that is exercisable within 60 days of March 3, 2000.

 (9) Includes 1,750,000 shares subject to options that are exercisable within 60 days of March 3, 2000, and 4,375 shares held by a trust of which Mr. Rising's adult son, Christopher Rising, is trustee. Mr. Rising has neither voting nor investment power over the shares held in trust by his son, and he disclaims beneficial ownership of those shares.

(10) Includes 6,000 shares subject to options that are exercisable within 60 days of March 3, 2000.

(11) Includes 1,524 Director Stock Units and 11,250 shares subject to options that are exercisable within 60 days of March 3, 2000.

(12) Includes 11,250 shares subject to options that are exercisable within 60 days of March 3, 2000.

(13) Includes 875,000 shares subject to options that are exercisable within 60 days of March 3, 2000.

(14) Includes 133,815 shares subject to options that are exercisable within 60 days of March 3, 2000.

(15) Includes 17,631 shares subject to options that are exercisable within 60 days of March 3, 2000.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the 1934 Securities Exchange Act requires our executive officers, directors, and stockholders who own more than 10% of our stock to file reports of ownership and any changes in ownership with the SEC. Based on our review of copies of these reports, and on written statements from our executive officers and directors, we believe that everyone who was subject to
Section 16(a) filed all required reports on time in 1999.

                             EMPLOYMENT AGREEMENTS

Employment Agreement with Mr. Rising

  Our employment agreement with Mr. Rising provides that he will serve as President and Chief Executive Officer and as a Director through December 31, 2004. In addition, it calls for his appointment as Chair of the Board following the 2000 Annual Meeting. The agreement provides for a minimum base annual salary of $650,000 in 2000, to be increased by 5% in each subsequent year, as well as an annual maximum bonus of 200% of each year's annual salary. It also provides for a grant to Mr. Rising of an option to purchase 1,000,000 shares following the 2000 Annual Meeting, provided that our stockholders approve the 2000 Performance Award Plan described earlier in this Proxy Statement. If the 2000 Performance Award Plan is not approved, then we are obligated to seek a means of providing him with compensation and incentives equivalent to the option.

  The Agreement further provides for an unsecured loan to Mr. Rising of up to $1,000,000, which he may request at any time. Interest on this loan would be paid monthly at the lowest applicable federal rate, and the principal would be payable in three installments on the first three anniversaries of the termination of his employment. In addition, the Agreement provides for a retirement benefit that increases for each year he is employed under the Agreement and may be satisfied by our purchase of an annuity at a cost of no more than $1,000,000 times the number of years he is employed under the Agreement.

  Mr. Rising may elect to cancel his agreement on 30 days' notice. If Mr. Rising's agreement is canceled for any reason other than for cause or resignation, he will receive a pro rata share of that year's target bonus payment. In addition, if Mr. Rising dies or becomes disabled, or if he is terminated without cause or "constructively discharged" (if, for example, he is not elected as Director or if his salary is reduced), then he will receive double his average annual salary and bonus for the two preceding years, and all of his stock options will become immediately exercisable.

  If, however, Mr. Rising is constructively discharged or terminated without cause within 12 months after a change of control, then he will, instead, receive three times the "base amount" as defined in Section 280G of the Internal Revenue Code. In addition, all of his stock options will become immediately exercisable. For these purposes, a change of control generally includes:

  . Acquisitions of 25% or more of our voting stock (but not including acquisitions by CalPERS);

  . Changes in membership on our Board of Directors such that Directors who are currently on the Board, and those nominated by the current Directors, are no longer a majority of the Board;

  . Approval by our stockholders of any reorganization in which our stockholders before the reorganization do not own at least 50% of the voting stock after the reorganization; or

  . Approval by our stockholders of any complete liquidation or dissolution of Catellus, or of any sale of substantially all of our assets.

Agreement with Mr. Wallace

  Our employment agreement with Mr. Wallace provides that he will serve as Senior Vice President and Chief Financial Officer through December 31, 2000. (He was, however, promoted to Executive Vice President and Chief Operating Officer in 1998, and he no longer holds the office of Chief Financial Officer.) The agreement provides for a minimum base salary subject to annual review, as well as an annual target bonus. For 1999, his base salary was $299,256, and Mr. Wallace was eligible for a bonus of 200% of his base salary. The agreement also provides for the grant to Mr. Wallace of stock options as reflected in this Proxy Statement.

  We may cancel Mr. Wallace's agreement early only if he dies or becomes disabled, or for cause. However, we may not cancel the agreement for cause unless we first provide Mr. Wallace an opportunity to cure any non-performance of his duties. If we cancel his agreement for any reason other than his death or disability, or for cause, or if he leaves for "good reason" (such as reduction in his salary or diminution of his duties), Mr. Wallace will receive his full annual salary and target bonus (based on the two-year average monthly target bonus) for the remaining term of the agreement.

  If, however, Mr. Wallace is terminated without cause within 12 months after a change of control, then he will, instead, receive three times the "base amount" as defined in Section 280G of the Internal Revenue Code. In addition, all of his stock options will become immediately exercisable. A change of control here has the same meaning as in Mr. Rising's employment agreement, described above.

Agreement with Ms. Smalley

  Our employment agreement with Ms. Smalley provides that she will serve as Senior Vice President and General Counsel through December 31, 1999, with automatic extensions for successive one-year terms unless we give notice that the agreement will not be extended. (The agreement has been extended through December 31, 2000.) The agreement provides for a minimum base salary subject to annual review, as well as an annual target bonus. For 1999, her base salary was $231,000, and Ms. Smalley was eligible for a bonus of 200% of her base salary. The agreement also provides for the grant to Ms. Smalley of stock options as reflected in this Proxy Statement. In addition, the agreement provides for an interest-free loan to her of $400,000 to buy a residence.

  We may cancel Ms. Smalley's agreement early only if she dies or becomes disabled, or for cause. However, we may not cancel the agreement for cause unless we first provide Ms. Smalley an opportunity to cure any non-performance of her duties. If we cancel her agreement for any reason other than her death or disability, or for cause, or if she leaves for "good reason" (such as reduction in her salary or diminution of her duties), Ms. Smalley is entitled to receive her full annual salary and target bonus (based on the two-year average monthly target bonus) for the remaining term of the agreement.

  If, however, Ms. Smalley is terminated without cause within 12 months after a change of control, then she will, instead, receive three times the "base amount" as defined in Section 280G of the Internal Revenue Code. In addition, all of her stock options will become immediately exercisable. A change of control here has the same meaning as in Mr. Rising's employment agreement, described above.

Agreement with Mr. Hosler

  A memorandum of understanding with Mr. Hosler, our Chief Financial Officer who joined Catellus in July 2000, provides for a base annual salary of $250,000 and eligibility for a bonus of up to 100% of his base salary for 1999 and 200% for subsequent years. In addition, we have committed to pay Mr. Hosler one year's salary if he is terminated without cause within his first 12 months of employment. We plan to enter into an employment agreement with Mr. Hosler in 2000.

               REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE

  This report is presented by the Compensation and Benefits Committee (the "Committee") of our Board of Directors. In this report, we will describe:

  .  Our process for setting compensation policy

  .  Our overall compensation policy

  .  Our compensation policy for Senior Executives

  . Our long-term incentive program, including anticipated changes in the program

  .  Compensation of our Chief Executive Officer for 1999

  .  Certain tax matters

Process for Setting Compensation Policy

  The Committee, which is composed entirely of independent outside Directors, sets our compensation policies. Based on recommendations by management, the Committee reviews and approves policies that apply to all employees, and it makes decisions about the compensation of the Chief Executive Officer. Also, based on the recommendations of the Chief Executive Officer, the Committee makes decisions about the compensation of certain key executives of Catellus and of our operating subsidiaries who report directly to the Chief Executive Officer ("Senior Executives").

  The Committee has retained SCA Consulting, L.L.C. ("SCA") to advise it on the development of incentive compensation programs and to undertake a study of compensation practices of comparable real estate companies. As part of the study, SCA has considered a composite of companies that reflect the unusual breadth of our activities within the real estate industry and has examined our ability to attract and retain outstanding employees in the light of their alternative opportunities. The list of companies considered by SCA in its analysis is reevaluated and updated periodically, and it therefore differs from the peer group index used for purposes of the "Comparison of Cumulative Total Returns," which is included below.

  The Committee has also integrated our compensation policy with our business plan and goals. The Committee believes that our compensation program has contributed materially to stockholder value, because it has made the compensation of Senior Executives substantially dependent on the accomplishment of our goals to enhance stockholder value. The Committee modified our compensation program for 1999, based on the work commissioned from SCA. The Committee believes that these modifications have increased the objectivity of the administration of the program and will further enhance stockholder value.

Overall Compensation Policy

  The Committee seeks to establish compensation programs that:

  . Provide a competitive total compensation opportunity, the actual level of which is commensurate with performance, to attract, retain, and motivate highly talented employees appropriately.

  . Emphasize achievement of important financial, operational, and strategic objectives.

  . Link compensation to performance by establishing meaningful performance objectives tied to our annual operating plan.

  . Align the interests of Senior Executives with those of stockholders by emphasizing equity in the total compensation package.

  Our compensation program consists of base salary, cash bonuses, and long-term incentive compensation. All employees are eligible for cash bonuses, which are determined based on financial and operational performance, as well as individual achievements. Long-term incentive compensation has been in the form of stock options. Before 1999, all employees were eligible for grants of stock options. In order to target equity ownership to those most able to affect our long-term direction and success, however, the Committee decided to limit equity-based compensation to management-level employees and other key employees, beginning in February 1999.* In 1999, we granted options for a total of 633,391 shares in recognition of performance or upon hiring management-level employees and other key employees; and options for 8,997 shares under our discontinued program for all other employees.

Compensation Policy for Senior Executives

  Our compensation program for Senior Executives also consists of base salary, cash bonuses, and long-term incentive compensation but with a greater proportion of the total compensation opportunity in cash bonuses and equity-based compensation. The program is designed to enable us to attract, motivate, and retain outstanding Senior Executives by providing a competitive total compensation opportunity based on both individual and corporate performance, taking into account both annual and long-term performance goals and recognizing individual initiative and achievements. The Committee believes that performance-based annual cash compensation and share-based long-term incentives align the interests of Senior Executives with those of stockholders and enhance value to stockholders. In the view of the Committee, the program fully satisfied those goals in 1999. For 2000, the Committee intends to modify the long-term incentive program as described below.

  The annual cash compensation for Senior Executives consists of base salary and cash bonuses. Base salaries for Senior Executives are determined by evaluating the Senior Executive's responsibilities, experience, and skills, and by reference to the competitive marketplace for executives, including a comparison to base salaries for comparable positions at comparable businesses. Base salaries of our Senior Executives typically fall at or below the 50th percentile of base salaries of executives with similar responsibilities at comparable businesses, as identified by SCA. With the addition of cash bonuses, the total cash compensation of our Senior Executives may reach the 75th percentile or more, compared to total cash compensation at comparable businesses.

  The intent of our compensation plan is to place a large part of each Senior Executive's compensation at risk for individual and corporate performance by providing a significant portion of his or her compensation in the form of cash bonuses and stock options that will be earned only upon achievement of identified goals. This design, in the opinion of the Committee, provides effective incentives to Senior Executives and aligns their interests with those of stockholders.

  At the beginning of 1999, each Senior Executive (except Mr. Hosler, who joined Catellus in July 1999) agreed to a set of goals that were required to be met to attain various levels of bonus, up to 200% of base salary. The Committee determined the actual award amount for each Senior Executive by evaluating the performance of the Senior Executive in comparison to these goals. Goals relating to our earnings before depreciation and deferred taxes (EBDDT) and estimated growth of EBDDT for the coming year were the single most heavily weighted category of goals for Senior Executives whose responsibilities relate to Catellus and our subsidiaries. For Senior Executives who head our operating divisions or subsidiaries, the most heavily weighted category of goals included corporate EBDDT, group contributions to EBDDT, and specific goals related to bringing the assets for which they were responsible to market. A significant portion of Senior Executives' compensation, therefore, is tied to objective financial indicators.

Long-Term Incentive Program

  Through 1999, the long-term incentive program for Senior Executives has consisted solely of stock options. All of our Senior Executives participate in the stock option program, although not all Senior Executives received new grants in 1999. Under our existing program as it was applied through December 1998, stock options for management-level employees, including Senior Executives, became vested and exercisable in annual installments

--------
* Many non-management employees continue to have an equity stake in Catellus arising from past broad-based incentive programs that were in effect until February 1999.

("time-vesting") but only if a schedule of escalating stock price levels was achieved ("price-vesting"). The price-vesting feature was adopted in recognition of the "turnaround" nature of Catellus at the time the program was designed. However, in the light of our more recent performance, the Committee decided in December 1998 to omit price-vesting from all new options. In addition, in accordance with the Committee's view that price-vesting is no longer necessary to align the interests of management and other employees with those of stockholders, the Committee has decided to eliminate or waive the price-vesting feature from all existing employee stock options that were granted prior to December 1998, including those held by Senior Executives. All other provisions of existing options were unaffected, including the exercise price and the time-vesting feature.

  On the recommendation of the Committee, our Board of Directors has placed on the Annual Meeting agenda the approval of the 2000 Performance Award Plan, which provides for both cash-based incentive pay and share-based compensation, including stock options and restricted stock. The 2000 Plan would authorize
5.75 million shares of stock for all equity-based incentive compensation, but no more than 850,000 shares of restricted stock may be granted under the 2000 Plan. For every share of restricted stock that is granted, the number of shares that remain available for future grants will be reduced by 1.589. For a more complete description of the 2000 Performance Award Plan, see Proposal No. 2, "Approval of 2000 Performance Award Plan" above.

  The Committee believes that the 2000 Performance Award Plan is necessary because few shares remain available for grant as stock options under our existing option plans. If the 2000 Performance Award Plan is approved by our stockholders, we plan to implement a program of regular annual grants of stock options beginning in 2000, based on the advice of SCA. The size of a grant to a particular Senior Executive will be based on the performance of the Senior Executive, within a range specified in the light of the Senior Executive's position and responsibilities. The exercise price of options will be the closing price of our stock on the date of the grant, and awards will typically vest in equal annual installments over four years. Options will expire after not more than ten years. The Committee believes that the new program will be particularly effective in retaining employees, because Senior Executives will typically have unvested options at any given time.

  Of the executive officers named in the Summary Compensation Table below, only Mr. Hosler was granted stock options in 1999. The others received grants of stock options in earlier years.

Compensation of Chief Executive Officer for 1999

  In 1999, we executed a new employment agreement with Nelson Rising, who has been our President and Chief Executive Officer since 1994. His prior agreement, which was effective for the first nine months of 1999, provided for a base salary of $319,068 for those nine months at an annualized rate of $425,424. The new agreement, which is described in "Employment Agreements" above, provided for a base salary of $162,504 for the last three months of 1999 at an annualized rate of $650,000 and called for a maximum bonus for 1999 of 200% of his aggregate 1999 base salary of $481,572. For 1999, the Committee awarded Mr. Rising a cash bonus of $811,906, which represents 84.3% of his maximum bonus potential. This bonus award was made in recognition of his effective leadership, as demonstrated by:

  . Outstanding results of our operations in 1999, with earnings before depreciation and deferred taxes at $1.18 per share, representing an increase of 26% over 1998 and an increase of 90% over 1997.

  . Development and continued implementation of a strategic plan to build on the successful turnaround of our financial results since 1994.

  . The recruiting, motivation, and retention of an exceptional management team.

  . Continued growth in commercial development, reflected in construction starts of 5.4 million square feet in 1999, a 9% increase over 1998.

  . The beginning of construction at our Mission Bay project, and the successful negotiation of a significant transaction for the first residential development at Mission Bay.

  .  An increase of 29% in earnings from our residential division.

  . Quality representation of Catellus to the investment community and other constituencies.

  . Positioning us for future growth through strategic property acquisitions, financing strategy, and a positive position in the industry.

  In the light of previous stock option grants to Mr. Rising, the Committee did not grant any stock options to him in 1999 but expects to grant stock options in 2000 in accordance with the terms of his new employment agreement.

Tax Matters

  U.S. tax law limits the deductibility for federal income tax purposes of certain compensation paid to the Chief Executive Officer or any of our four other most highly compensated executive officers. We intend to structure our compensation program to maximize the deductibility of compensation to the extent feasible, consistent with our goals for our executive officers.

                                          Compensation and Benefits Committee:
                                          Leslie D. Michelson, Chair
                                          Joseph F. Alibrandi
                                          Stephen F. Bollenbach
                                          Richard D. Farman
                                          Thomas M. Steinberg

                      COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

                                                                                       Securities
                                                        Annual  Annual  Other Annual  Underlying     All Other
Name and Principal                                      Salary   Bonus  Compensation   Option      Compensation
Position                                          Year   ($)   ($)(1)     ($)(2)       Awards         ($)(3)
------------------                                ---- ------- ------- ------------  ----------    ------------
Nelson C. Rising...............................   1999 481,572 811,906    72,855(4)       --           8,013
  President, Chief Executive                      1998 405,191 788,231    76,443(5)       --           8,013
  Officer, and Director                           1997 385,872 733,163    70,328(6)       --           7,763
Stephen P. Wallace.............................   1999 299,256 524,247       --           --          14,161(7)
  Executive Vice President and                    1998 299,256 575,575       --           --          10,412(8)
  Chief Operating Officer                         1997 299,256 568,575       --           --          10,092(9)
Kathleen Smalley...............................   1999 231,000 419,600       --           --           8,013
  Senior Vice President, Corporate                1998 231,000 451,027       --       163,946          8,013
  Operations and General Counsel                  1997 231,000 277,200    96,607(10)  150,000(11)      7,763
C. William Hosler..............................    1999 118,433 125,000       --       300,000            --
  Senior Vice President and
  Chief Financial Officer(12)
Jaime L. Gertmenian............................   1999 130,999 103,000       --           --           7,633
  Vice President, Human Resources                 1998 118,334  91,200       --        15,000          7,100
  and Administration                              1997 100,000  80,000       --           --           6,000

--------
 (1) Unless otherwise noted, the amount for any year represents the amount earned in that year, whether or not paid in a subsequent year.

 (2) Unless otherwise noted, Other Annual Compensation did not, in the aggregate, exceed the lesser of $50,000 or 10% of the total of salary and bonus.

 (3) Unless otherwise noted, the amounts listed represent the amount of our contributions to the Profit Sharing & Savings Plan and Trust.

 (4) Includes life insurance premiums of $51,970 and an automobile allowance of $13,498.

 (5) Includes life insurance premiums of $51,970 and an automobile allowance of $17,998.

 (6) Includes life insurance premiums of $51,970 and an automobile allowance of $17,998.

 (7) Includes $6,148 of aggregate notional earnings in 1999 in excess of 120% of the applicable federal rate on amounts deferred by Mr. Wallace under the Deferred Compensation Program (as described below). Each of the named executives is eligible to participate in a nonqualified, unfunded deferred compensation program (the "Deferred Compensation Program"). Under this program, an executive may elect to defer a portion of his or her base salary, and a portion or all of his or her bonus. Amounts deferred are credited to a bookkeeping account for the executive, together with the investment returns or losses ("Earnings") that would have accrued to the account if it were invested in various investment options selected by the executive. An executive who retires at age 59 or who has more than ten years of service will be vested in an additional 25% of positive Earnings. Amounts deferred under the program are subject to fluctuations in value, depending on the performance of the simulated financial investments selected by the executive.

 (8) Includes $2,399 of aggregate notional earnings in 1998 in excess of 120% of the applicable federal rate on amounts deferred by Mr. Wallace under the Deferred Compensation Program.

 (9) Includes $2,329 of aggregate notional earnings in 1997 in excess of 120% of the applicable federal rate on amounts deferred by Mr. Wallace under the Deferred Compensation Program.

(10) Includes reimbursement of $74,888 for temporary living expenses.

(11) Includes an option for 75,000 shares that, while granted in January 1998, was in satisfaction of the requirement in Ms. Smalley's employment agreement for a grant in 1997 and was in recognition of her performance in 1997.

(12) Mr. Hosler began his employment with us in July 1999.

                             Option Grants in 1999

                            Number of     Percent of
                            Securities   Total Options Exercise
                            Underlying    Granted to    or Base              Grant Date
                             Options     Employees in    Price   Expiration   Present
             Name            Granted         1999      ($/Share)    Date    Value ($)(1)
             ----           ----------   ------------- --------- ---------- ------------
   Nelson C. Rising........      --           --           --          --          --
   Stephen P. Wallace......      --           --           --          --          --
   Kathleen Smalley........      --           --           --          --          --
   C. William Hosler.......  300,000(2)      46.7%       16.00    07/15/09   1,791,510
   Jaime L. Gertmenian.....      --           --           --          --          --

--------
(1) SEC rules require us to value each grant of options as of the grant date. We used the Black-Scholes option pricing model for this purpose. However, we do not endorse its accuracy for valuing options. Any stock option valuation model, including the Black-Scholes model, requires a prediction about the future movement of the stock price. For options granted in 1999, we have assumed a weighted average volatility of 30%, a weighted average risk-free rate of return of 5.68%, and an expected life of 5.0 years.

(2) This option vests in four equal annual installments on July 15 of 2000, 2001, 2002, and 2003.

                        Fiscal Year-End Option Holdings

                               Number of Securities      Value of Unexercised
                              Underlying Unexercised         In-the-Money
                                    Options at                Options at
                               December 31, 1999(1)      December 31, 1999 ($)
                             ------------------------- -------------------------
             Name            Exercisable Unexercisable Exercisable Unexercisable
             ----            ----------- ------------- ----------- -------------
   Nelson C. Rising.........  1,750,000     250,000     8,183,125     684,375
   Stephen P. Wallace.......    832,500     167,500     3,943,594     600,906
   Kathleen Smalley.........     96,315     217,631        66,094      66,094
   C. William Hosler........          0     300,000             0           0
   Jaime L. Gertmenian......     15,131      13,750        70,640      15,219

--------
(1) None of the named executives exercised options in 1999.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

  The following table compares the five-year return on a $100 investment in our common stock with the return on a similar investment in the Standard & Poor's 500 Composite Stock Index and in a peer group index, assuming reinvestment of dividends. Our peer group index consists of:

    Atlantic Gulf Communities
    Duke-Weeks Realty Corp
    First Industrial Realty Trust
    First Union Real Estate Equity & Mortgage Investments SBI
    Forest City Enterprises, Inc.
    The Newhall Land and Farming Company, L.P.
    Rouse Company
    Prologis Trust (formerly Security Capital Industrial Trust)
    Spieker Properties
    Standard Pacific Corp.
    Washington REIT

[INSERT CHART OF TOTAL RETURN TO STOCKHOLDERS]


Total Return Analysis

                            12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99
                            -------- -------- -------- -------- -------- --------
   Catellus Development
    Corp...................   $100     $100     $194     $341     $244     $218
   Peer Group Index........   $100     $115     $166     $215     $188     $153
   S&P 500.................   $100     $137     $168     $224     $287     $351

                                   APPENDIX A

                        CATELLUS DEVELOPMENT CORPORATION

                          2000 PERFORMANCE AWARD PLAN

                       CATELLUS DEVELOPMENT CORPORATION

                          2000 PERFORMANCE AWARD PLAN

SECTION 1. Purpose.

  The purpose of this Plan is to benefit the Corporation's stockholders by encouraging high levels of performance by individuals who contribute to the success of the Corporation and its Subsidiaries and to enable the Corporation and its Subsidiaries to attract, motivate, retain, and reward talented and experienced individuals. This Plan is also intended to enable the Corporation to attract, motivate, and retain experienced and knowledgeable independent directors through the benefits provided under Section 9.

SECTION 2. Definitions; Rules of Construction.

  (a) Defined Terms. The terms defined in this Section shall have the following meanings for purposes of this Plan:

  "Award" means an award granted pursuant to Section 4, Section 9, or Section
10.

  "Award Agreement" means an agreement described in Section 6, Section 9, or
Section 10 entered into between the Corporation and a Participant, setting forth the terms and conditions of an Award granted to a Participant.

  "Beneficiary" means a person or persons (including a trust or trusts) validly designated by a Participant or, in the absence of a valid designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death.

  "Board of Directors" or "Board" means the Board of Directors of the Corporation.

  "Business Combination" is defined in Section 7(c)(3).

  "Cash-Based Awards" means Awards, as described in Section 4(a)(5), that, if paid, must be paid in cash and that are neither denominated in nor have a value derived from the value of, nor an exercise or conversion privilege at a price related to, shares of Stock.

  "Change of Control" is defined in Section 7(c).

  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  "Committee" means the Compensation and Benefits Committee or the Special Committee, unless the context requires otherwise.

  "Compensation and Benefits Committee" means the Compensation and Benefits Committee of the Board, whose members are appointed by the Board from time to time. All of the members of the Compensation and Benefits Committee, which may not be less than two, are intended at all times to qualify as "outside directors" within the meaning of Section 162(m) of the Code, and as "non-employee directors" within the meaning of Rule 16b-3; provided, however, that the failure of a member of such committee to so qualify shall not be deemed to invalidate any Award granted by such committee. Although the Compensation and Benefits Committee has the authority under the Plan to make grants of Awards to any Participant, it is anticipated that the Compensation and Benefits Committee will make grants of Awards only to those Participants who are subject to Section 16 of the Exchange Act or Section 162(m) of the Code and the rules promulgated thereunder.

  "Corporation" means Catellus Development Corporation.

  "Deferral Plan" means the Corporation's Non-Employee Directors Deferred Stock Compensation Plan, which has been terminated.

  "Director Stock Unit" means a non-voting unit of measurement that is deemed for bookkeeping purposes to be equivalent to one outstanding share of common stock of the Corporation (subject to adjustment) solely for purposes of this Plan.

  "Director Stock Unit Account" means the bookkeeping account established under Section 10 and maintained by the Corporation on behalf of each Participant and credited with Director Stock Units in accordance with Section 10.

  "Director Stock Unit Award" means a deferred payment award payable in common stock based on Director Stock Units credited to a Director Stock Unit Account under Section 10.

  "Distribution Subaccounts" is defined in Appendix A, Section 3(a).

  "Dividend Equivalent" means the right to receive the equivalent value (in cash or common stock) of dividends paid on Stock.

  "EBDDT" means earnings before depreciation and deferred taxes.

  "Employee" means any employee (whether or not also a director) of the Corporation or any of its Subsidiaries, but excludes any part-time employee (defined for these purposes as a person regularly working fewer than 30 hours per week) or a temporary employee, and (in the case of an Incentive Stock Option) an Employee of any Subsidiary that is not a "subsidiary corporation" of the Corporation as defined in Code Section 424(f).

  "EPS" means earnings per common share on a fully diluted basis determined by dividing (i) net earnings, less dividends on preferred stock of the Corporation by (ii) the weighted average number of common shares and common share equivalents outstanding.

  "Estimated EBDDT" means, with respect to a given year, the estimated EBDDT used for the following year's annual operating plan, as approved by the Board.

  "EVA" means economic value added, which is EBDDT minus the cost of capital. EVA shall be computed by multiplying the difference between the rate of return on capital and the cost of capital by the economic book value of the capital committed to the business, as determined by the Committee at the time an Award is granted.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

  "Executive Officer" means executive officer as defined in Rule 3b-7 under the Exchange Act, provided that, if the Board has designated the executive officers of the Corporation for purposes of reporting under the Exchange Act, the designation shall be conclusive for purposes of this Plan.

  "Fair Market Value" means the closing price of the relevant security for the applicable date as reported on the composite tape of New York Stock Exchange issues (or, if the security is not so listed, the principal national stock exchange on which the security is then listed or, if the security is not listed on any national stock exchange, such other reporting system as shall be selected by the Committee). The Committee shall determine the Fair Market Value of any security that is not publicly traded using criteria as it shall determine, in its sole discretion, to be appropriate for the valuation.

  "For Cause" means (i) the continued failure by the Participant to substantially perform his or her duties with the Corporation or a Subsidiary (other than any such failure resulting from his or her incapacity due to physical or mental illness), or (ii) conduct by the Participant which is materially injurious to the Corporation or a Subsidiary, monetarily or otherwise, in either case as determined by the Committee.

  "Incentive Stock Option" is defined in Section 4(a)(2).

  "Incumbent Board" is defined in Section 7(c)(2).

  "Insider" means any person who is subject to Section 16(b) of the Exchange
Act.

  "Meeting Fees" is defined in Appendix A, Section 3(a).

  "Net Cash Flow" means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings, and investing activities, as determined by the Committee at the time an Award is granted.

  "Non-Employee Director" means a member of the Board of Directors of the Corporation who is not also an Employee.

  "Nonqualified Stock Option" is defined in Section 4(a)(1).

  "Officer" means any officer (whether or not also an employee) of the Corporation or any of its Subsidiaries, but excludes, in the case of an Incentive Stock Option, an Officer of any Subsidiary that is not a "subsidiary corporation" of the Corporation as defined in Code Section 424(f).

  "Option" means a Nonqualified Stock Option or an Incentive Stock Option, as described in Section 4(a)(1) or (2).

  "Participant" means any Employee, any Officer, or any Non-Employee Director who is granted an Award pursuant to this Plan that remains outstanding.

  "Performance-Based Awards" is defined in Section 4(b).

  "Performance Goal" means EBDDT, Estimated EBDDT, EPS, EVA, ROE, Net Cash Flow, Total Stockholder Return, any individual quantity that is used to determine any of the foregoing, progress toward receipt of entitlements or natural resource permits, completion or closing of transactions, construction or inventory activity, bringing assets to market, hiring targets, resolution of administrative or judicial proceedings or disputes, and new clients, customers, or relationships; and "Performance Goals" means any combination thereof.

  "QDRO" means a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended from time to time (to the same extent as if this Plan was subject thereto), or the applicable rules thereunder.

  "Qualifying Option" is defined in Section 4(b).

  "Qualifying Stock Appreciation Right" is defined in Section 4(b).

  "Retainer" means the annual retainer payable by the Corporation to a Non-Employee Director.

  "ROE" means consolidated net income of the Corporation (less preferred dividends) divided by the average consolidated common stockholders equity.

  "Rule 16b-3" means Rule 16b-3 under Section 16 of the Exchange Act, as amended from time to time.

  "Share-Based Awards" means Awards, as described in Sections 4(a)(1) through
(4), that are payable or denominated in or have a value derived from the value of, or an exercise or conversion privilege at a price related to, shares of Stock and Awards under Section 10.

  "Share Units" means the number of units under a Share-Based Award that is payable solely in cash or is actually paid in cash, determined by reference to the number of shares of Stock by which the Share-Based Award is measured.

  "Special Committee" means a committee consisting of one or more members of the Board that is appointed by the Board from time to time. The member or members of the Special Committee need not qualify as "outside directors" within the meaning of Section 162(m) of the Code, or as "non-employee directors" within the meaning of Rule 16b-3. Although the Special Committee has the authority under the Plan, within limits (if any) authorized by the Compensation and Benefits Committee, or the Board, to make grants of Awards to any Participant, it is anticipated that if any member of the Special Committee does not qualify as an "outside director" or "non-employee director," the Special Committee will make grants of Awards only to those Participants who are not subject to Section 16 of the Exchange Act or Section 162(m) of the Code and the rules promulgated thereunder.

  "Stock" means shares of common stock of the Corporation, par value $.01 per share, subject to adjustments made under Section 7 or by operation of law.

  "Stock Appreciation Right" is defined in Section 4(a)(3).

  "Stock Trading Price" means the average of the closing prices of the relevant security for 30 consecutive days as reported on the composite tape of New York Stock Exchange issues (or, if the security is not so listed, the principal national stock exchange on which the security is then listed or, if the security is not listed on any national stock exchange, such other reporting system as shall be selected by the Committee). The Committee shall determine the Stock Trading Price of any security that is not publicly traded using criteria that it shall determine, in its sole discretion, to be appropriate for the valuation.

  "Subsidiary" means, as to any person, any corporation, association, partnership, joint venture or other business entity of which 50% or more of the voting stock or other equity interests (in the case of entities other than corporations) is owned or controlled (directly or indirectly) by that entity, or by one or more of the Subsidiaries of that entity, or by a combination thereof.

  "Total Shareholder Return" means, with respect to the Corporation or other entities (if measured on a relative basis), the (i) change in the market price of its common stock (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure including, but not limited to, stock splits and stock dividends.

  (b) Financial and Accounting Terms. Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms, including terms defined herein as Performance Goals, are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles and as derived from the audited consolidated financial statements of the Corporation, prepared in the ordinary course of business.

  (c) Rules of Construction. For purposes of this Plan and the Award Agreements, unless otherwise expressly provided or the context otherwise requires, the terms defined in this Plan include the plural and the singular, and pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms.

SECTION 3. Eligibility

  Any one or more Awards may be granted to any Employee or any Officer who is designated by the Compensation and Benefits Committee or the Special Committee to receive an Award. Non-Employee Directors shall not be eligible to receive any Awards except for (a) the Nonqualified Stock Options granted automatically without action of any Committee under the provisions of Section 9, and (b) Director Stock Unit Awards pursuant to Section 10.

SECTION 4. Awards

  (a) Types of Award. Each Committee may grant any of the following types of Award, either singly, in tandem, or in combination with other Awards:

    (1) Nonqualified Stock Options. A Nonqualified Stock Option is an Award in the form of an option to purchase Stock that is not intended to comply with the requirements of Code Section 422. The exercise price of each Nonqualified Stock Option granted under this Plan shall be not less than the Fair Market Value of the Stock on the date that the Option is granted.

    (2) Incentive Stock Options. An Incentive Stock Option is an Award in the form of an option to purchase Stock that is intended to comply with the requirements of Code Section 422 or any successor section of the Code. The exercise price of each Incentive Stock Option granted under this Plan shall be not less than the Fair Market Value of the Stock on the date that the Option is granted; provided, however, that the exercise price of any Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Corporation or any Subsidiary shall not be less than 110% of such Fair Market Value. In addition, the Committee shall include such other terms of any Incentive Stock Option as it deems necessary or desirable to qualify the Option as an incentive stock option under the provisions of Section 422 of the Code. To the extent that the aggregate "fair market value" of Stock with respect to which one or more incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Stock subject to Incentive Stock Options under this Plan and Stock subject to incentive stock options under all other plans of the Corporation or of other entities referenced in Code Section 422(d)(1), the Options shall be treated as Nonqualified Stock Options.

    (3) Stock Appreciation Rights. A Stock Appreciation Right is an Award in the form of a right to receive, upon surrender of the right, but without other payment, an amount based on appreciation in the value of Stock over a base price established in the Award, payable in cash, Stock, or such other form or combination of forms of payout, at times and upon conditions (which may include a Change of Control), as may be approved by the Compensation and Benefits Committee. The minimum base price of a Stock Appreciation Right granted under this Plan shall be not less than the lowest of the Fair Market Value of the underlying Stock on the date the Stock Appreciation Right is granted or, in the case of a Stock Appreciation Right related to an Option (whether already outstanding or concurrently granted), the exercise price of the related Option.

    (4) Other Share-Based Awards. Each Committee may from time to time grant Awards under this Plan that provide Participants with Stock or the right to purchase Stock, or provide other incentive Awards (including, but not limited to, restricted stock, phantom stock or units, performance stock or units, bonus stock, dividend equivalent units, or similar securities or rights) that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock. The Awards shall be in a form determined by the Committee, provided that the Awards shall not be inconsistent with the other express terms of this Plan.

    (5) Cash-Based Awards. Cash-Based Awards are Awards that provide Participants with the opportunity to earn a cash payment based upon the level of performance relative to one or more performance goals established by the Committee for an award cycle consisting of any period of time up to five years. For each award cycle, the Committee shall determine the size of the Awards, the performance goals, the performance target levels as to each of the performance goals, the level or levels of achievement necessary for award payments, and the weighting of the performance goals, if more than one performance goal is applicable.

  (b) Special Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of Award listed in Section 4(a) also may be granted by the Compensation and Benefits Committee as awards that satisfy the requirements for "performance-based compensation" within the meaning of Code
Section 162(m) ("Performance-Based Awards"), the grant, vesting, exercisability, or payment of which depends on the degree of achievement of the Performance Goals relative to the specific and preestablished target levels established by the Compensation and Benefits Committee for the Corporation, any of its subsidiaries, or any of their divisions or other business units, or any groups thereof. Notwithstanding anything contained in this Section 4(b) to the contrary, any Option or Stock Appreciation Right awarded by the Compensation and Benefits Committee with an exercise price or a base price not less than Fair Market Value on the date of grant shall be subject only to the requirements of clauses (1) and (3)(A) below in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 4(b) (with such Awards hereinafter referred to as a "Qualifying Option," or a "Qualifying Stock Appreciation Right," respectively). With the exception of any Qualifying Option or Qualifying Stock Appreciation Right, an Award by the Compensation and Benefits Committee that is intended to satisfy the requirements of this Section 4(b) shall be designated as a Performance-Based Award at the time of grant.

    (1) Eligible Class. The eligible class of persons for Awards under this
  Section 4(b) shall be all Employees and Officers.

    (2) Performance Goals. The performance goals for any Awards under this
  Section 4(b) (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Goals. The specific performance target(s) with respect to Performance Goal(s) must be established by the Compensation and Benefits Committee in advance of the deadlines applicable under Code
  Section 162(m) and while the performance relating to the Performance Goal(s) remains substantially uncertain.

    (3) Individual Limits.

      (A) Share-Based Awards. The maximum number of shares of Stock or Share Units that are issuable under Options, Stock Appreciation Rights, or other Share-Based Awards (described under Section 4(a)(4)) that are granted as Performance-Based Awards during any one calendar year to any one Participant under this Plan shall not exceed 2,000,000, either individually or in the aggregate, subject to adjustment as provided in
    Section 7. Awards that are canceled during the year shall be counted against this limit to the extent required by Code Section 162(m).

      (B) Cash-Based Awards. The aggregate amount of compensation to be paid to any Participant under this Plan in respect of Cash-Based Awards that are granted during any one calendar year to any one individual as Performance-Based Awards shall not exceed $2,500,000.

    (4) Committee Certification. Before any Performance-Based Award under this Section 4(b) (other than Qualifying Options and Qualifying Stock Appreciation Rights) is paid, the Compensation and Benefits Committee must certify in writing (by resolution or otherwise) that the applicable Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a Change of Control as provided in Section 7(b).

    (5) Terms and Conditions of Awards; Committee Discretion to Reduce Performance Awards. The Compensation and Benefits Committee shall have discretion to determine the conditions, restrictions, or other limitations, in accordance with the terms of this Plan and Code Section 162(m), on the payment of individual Performance-Based Awards under this Section 4(b). To the extent set forth in an Award Agreement, the Compensation and Benefits Committee may reserve the right to reduce the amount payable in accordance with any standards or on any other basis (including the Committee's discretion), as the Compensation and Benefits Committee may impose.

    (6) Adjustments for Material Changes. In the event of (i) a change in corporate capitalization, a corporate transaction or a complete or partial corporate liquidation, or (ii) any extraordinary gain or loss or other event that is treated for accounting purposes as an extraordinary item under generally accepted accounting principles, or (iii) any material change in accounting policies or practices affecting the Corporation and/or the Performance Goals or targets, then, to the extent any of the foregoing events (or a material effect thereof) was not anticipated at the time the targets were set, the Compensation and Benefits Committee may make adjustments to the Performance Goals and/or targets, applied as of the date of the event, and based solely on objective criteria, so as to neutralize, in the Compensation and Benefits Committee's judgment, the effect of the event on the applicable Performance-Based Award.

    (7) Interpretation. Except as specifically provided in this Section 4(b), the provisions of this Section 4(b) shall be interpreted and administered by the Compensation and Benefits Committee in a manner consistent with the requirements for exemption of Performance-Based Awards granted to Executive Officers as "performance-based compensation" under Code Section 162(m) and regulations and other interpretations issued by the Internal Revenue Service thereunder.

  (c) Maximum Term of Awards. Except as provided in or pursuant to Section 10, no Award that contemplates exercise or conversion may be exercised or converted to any extent, and no other Award that defers vesting, shall remain outstanding and unexercised, unconverted, or unvested more than ten years after the date the Award was initially granted.

SECTION 5. Shares of Stock and Units Available under Plan.

  (a) Aggregate Share and Unit Limit. The maximum number of shares of Stock that may be issued pursuant to this Plan for all Share-Based Awards (including Incentive Stock Options, Share Units, and Director Stock Units) is 5,750,000, subject to adjustment as provided in this Section 5 or Section 7. Of that number, no more than 850,000 shares may be issued pursuant to Share-Based Awards other than (1) Options, (2) Stock Appreciation Rights, (3) Director Stock Units, or (4) Awards granted in lieu of cash compensation that would otherwise be payable to the Participant and have a value equal to such cash compensation. The number of shares of Stock available for issuance will be reduced by 1.589 shares for every one share that is issued with respect to any Award which is not an Option, a Stock Appreciation Right, a Director Stock Unit, or an Award granted in lieu of cash compensation which would otherwise be payable to the Participant.

  (b) Reissue of Shares and Other Awards. Any unexercised, unconverted, or undistributed portion of any expired, canceled, terminated, or forfeited Award, or any alternative form of consideration under an Award that is not paid in connection with the settlement of an Award or any portion of an Award, shall again be available for Award under Section 5(a) or 5(b), as applicable, whether or not the Participant has received benefits of ownership (such as dividends or dividend equivalents or voting rights) during the period in which the Participant's ownership was restricted or otherwise not vested. Shares of Stock that are issued pursuant to Awards and subsequently reacquired by the Corporation pursuant to the terms and conditions of the Awards shall be available for reissuance under the Plan. If the Corporation withholds shares of Stock pursuant to Section 5(g), the number of shares that would have been deliverable with respect to an Award but that are withheld may in effect not be issued but the aggregate number of shares issuable with respect to the applicable Award shall be reduced by the number of shares withheld and such shares shall be available for additional Awards under this Plan.

  (c) Interpretive Issues. Additional rules for determining the number of shares of Stock or Share Units authorized under this Plan may be adopted by the Committee, as it deems necessary or appropriate.

  (d) Treasury Shares; No Fractional Shares. The Stock which may be issued (which term includes Stock reissued or otherwise delivered) pursuant to an Award under this Plan may be treasury or authorized but unissued Stock or Stock acquired, subsequently or in anticipation of a transaction under this Plan, in the open market or in privately negotiated transactions to satisfy the requirements of this Plan. No fractional shares shall be issued but fractional interests may be accumulated. The Committee, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests.

  (e) Consideration. The Stock issued under this Plan may be issued (subject to Section 12(d)) for any lawful form of consideration, the value of which equals the par value of the Stock or such greater or lesser value as the Committee, consistent with Sections 12(d), 4(a)(1), 4(a)(2), and 4(a)(3), may require.

  (f) Purchase or Exercise Price; Withholding. The exercise or purchase price (if any) of the Stock issuable pursuant to any Award and any withholding obligation under applicable tax laws shall be paid in cash or, subject to the Committee's express authorization and the restrictions, conditions, and procedures the Committee may impose, any one or combination of (i) cash, (ii) a check payable to the order of the Corporation, (iii) the delivery of shares of Stock, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise (or with the consent of the Committee, for less than six months), (iv) a reduction in the amount of Stock or other amounts otherwise issuable or payable pursuant to such Award, (v) notice and third party payment in such manner as may be authorized by the Committee, or (vi) the delivery of a promissory note, or other obligation for the future payment in money, the terms and conditions of which shall be determined (subject to Section 12(d)) by the Committee. In the case of a payment by the means described in clause (iii) or (iv) above, the Stock to be so delivered or offset shall be determined by reference to the Fair Market Value of the Stock on the date as of which the payment or offset is made.

  (g) Cashless Exercise. The Committee may permit the exercise of the Award and payment of any applicable withholding tax in respect of an Award by delivery of written notice, subject to the Corporation's receipt of a third party payment in full in cash for the exercise price and the applicable withholding prior to issuance of Stock, in the manner and subject to the procedures as may be established by the Committee.

SECTION 6. Award Agreements.

  Each Award under this Plan shall be evidenced by an Award Agreement in a form approved by the Committee setting forth, in the case of Share-Based Awards, the number of shares of Stock or Share Units, as applicable, subject to the Award, and the price (if any) and term of the Award and, in the case of Performance-Based Awards, the applicable Performance Goals. The Award Agreement shall also set forth (or incorporate by reference) other material terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of this Plan.

  (a) Incorporated Provisions. Award Agreements shall be subject to the terms of this Plan and shall be deemed to include the following terms, unless the Committee in the Award Agreement otherwise (consistent with applicable legal considerations) provides:

    (1) Nonassignability. The Award shall not be assignable nor transferable, except (A) by will or by the laws of descent and distribution, or (B) pursuant to a QDRO or any other exception to transfer restrictions expressly permitted by the Committee and set forth in the Award Agreement (or an amendment thereto), or (C) in the case of Awards constituting Incentive Stock Options, as permitted by the Code. The restrictions on exercise and transfer shall not be deemed to prohibit, to the extent permitted by the Committee, transfers without consideration for estate planning, financial planning, and charitable purposes, nor transfers to such other persons or in such other circumstances as the Committee may in the Award Agreement expressly permit. During the lifetime of a Participant the Award shall be exercised only by such Participant or by his or her guardian or legal representative, except as expressly otherwise provided consistent with the foregoing transfer restrictions. The designation of a Beneficiary hereunder shall not constitute a transfer prohibited by the foregoing provisions.

    (2) Rights as Stockholder. A Participant shall have no rights as a holder of Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of these securities. Except as provided in Section 7, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend equivalents or similar economic benefits.

    (3) Withholding. The Corporation shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state, or local tax law to be withheld with respect to the issuance, vesting, exercise, or payment of any Award. The Compensation and Benefits Committee may, in its discretion and in satisfaction of the foregoing requirement, allow such Participant to elect to have the Corporation withhold shares of Stock otherwise issuable under such Award

  (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise, or payment of any Award (or which may be repurchased from the Participant within six months after such shares of Stock were acquired by the Participant from the Corporation) to satisfy the Participant's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise, or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liability based on the minimum statutory withholding rates for federal and state income and payroll tax purposes that are applicable to such supplemental taxable income. In the case of an Award paid in shares of Stock, a Participant shall satisfy the withholding obligation as provided in Section 5(g).

    (4) Option Holding Period. Subject to the authority of the Committee under Section 7, a minimum six-month period shall elapse between the date of initial grant of any Option and the sale of the underlying shares of Stock, and the Corporation may impose legend and other restrictions on the Stock issued on exercise of the Options to enforce this requirement.

  (b) Other Provisions. Award Agreements may include other terms and conditions as the Committee shall approve including, but not limited to, the following:

    (1) Termination of Employment. A provision describing the treatment of an Award in the event of the retirement, disability, death or other termination of a Participant's employment with or services to the Corporation or any Subsidiary, including any provisions relating to the vesting, exercisability, forfeiture, or cancellation of the Award in these circumstances, subject, in the case of Performance-Based Awards, to any applicable requirements for "performance-based compensation" under Code
  Section 162(m).

    (2) Vesting; Effect of Termination; Change of Control. Any other terms consistent with the terms of this Plan as are necessary and appropriate to effect the Award to the Participant including, but not limited to, the vesting provisions, any requirements for continued employment, any other restrictions or conditions (including performance requirements) of the Award, and the method by which (consistent with Section 7) the restrictions or conditions lapse, and the effect on the Award of a Change of Control.

    (3) Replacement and Substitution. Any provisions permitting or requiring the surrender of outstanding Awards or securities held by the Participant in whole or in part in order to exercise or realize rights under or as a condition precedent to other Awards, or in exchange for the grant of new or amended Awards under similar or different terms, provided, however, that no such exchange shall have the effect of reducing the exercise price or purchase price of an Award previously issued under this Plan, except in connection with an adjustment permitted pursuant to Section 7.

    (4) Termination of Benefits. A provision that any and all unexercised Awards and all rights under this Plan of a Participant who received such Award (or his or her designated Beneficiary or legal representative) and the exercise or vesting thereof, shall be forfeited if, prior to the time of such exercise, the Participant shall (i) be employed by a competitor of, or shall be engaged in any activity in competition with, the Corporation without the Corporation's consent, (ii) divulge without the Corporation's consent any secret or confidential information belonging to the Corporation, (iii) engage in any other activities which would constitute grounds for termination For Cause, or (iv) be terminated For Cause.

  (c) Contract Rights, Forms, and Signatures. Any obligation of the Corporation to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and an Award Agreement. No Award shall be enforceable until the Award Agreement or a receipt has been signed by the Participant and on behalf of the Corporation by an Executive Officer (other than the recipient) or his or her delegate. By executing the Award Agreement or receipt, a Participant shall be deemed to have accepted and consented to the terms of this Plan and any action taken in good faith under this Plan by and within the discretion of the Committee, the Board of Directors or their delegates. Unless the Award Agreement otherwise expressly provides, there shall be no third party beneficiaries of the obligations of the Corporation to the Participant under the Award Agreement.

SECTION 7. Adjustments; Change of Control; Acquisitions

  (a) Adjustments. If there shall occur any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, merger, combination, consolidation, or other reorganization or any extraordinary dividend or other extraordinary distribution in respect of the Stock (whether in the form of cash, Stock or other property), or any split-up, spin-off, extraordinary redemption, or exchange of outstanding Stock, or there shall occur any other similar corporate transaction or event in respect of the Stock, or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in the manner and to the extent, if any, as it deems appropriate and equitable to the Participants and consistent with the terms of this Plan, and taking into consideration the effect of the event on the holders of the Stock:

    (1) proportionately adjust any or all of

      (A) the number and type of shares of Stock, Share Units, and Director Stock Units which thereafter may be made the subject of Awards (including the specific maximum numbers of shares of Stock or Share Units set forth elsewhere in this Plan),

      (B) the number, amount, and type of shares of Stock, other property, Share Units, and Director Stock Units or cash subject to any or all outstanding Awards,

      (C) the grant, purchase or exercise price, or conversion ratio of any or all outstanding Awards, or of the Stock, other property or Share Units and Director Stock Units underlying the Awards,

      (D) the securities, cash, or other property deliverable upon exercise or conversion of any or all outstanding Awards,

      (E) subject to Section 4(b), the performance targets or standards appropriate to any outstanding Performance-Based Awards, or

      (F) any other terms as are affected by the event; or

    (2) subject to any applicable limitations in the case of a transaction to be accounted for as a pooling of interests under generally accepted accounting principles, provide for

      (A) an appropriate and proportionate cash settlement or distribution, or

      (B) the substitution or exchange of any or all outstanding Awards, or the cash, securities, or property deliverable on exercise, conversion or vesting of the Awards.

  Notwithstanding the foregoing, in the case of an Incentive Stock Option, no adjustment shall be made which would cause this Plan to violate Section 424(a) of the Code or any successor provisions thereto, without the written consent of the Participant adversely affected thereby. The Committee may act prior to an event described in this paragraph (a) (including at the time of an Award by means of more specific provisions in the Award Agreement) if deemed necessary or appropriate to permit the Participant to realize the benefits intended to be conveyed by an Award in respect of the Stock in the case of an event described in paragraph (a).

  (b) Change of Control. The Committee may, in the Award Agreement, provide for the effect of a Change of Control on an Award. Such provisions may include, but are not limited to, any one or more of the following with respect to any or all Awards: (i) the specific consequences of a Change of Control on the Awards; (ii) a reservation of the Committee's right to determine in its discretion at any time that there shall be full acceleration or no acceleration of benefits under the Awards; (iii) that only certain or limited benefits under the Awards shall be accelerated; (iv) that the Awards shall be accelerated for a limited time only; or (v) that acceleration of the Awards shall be subject to additional conditions precedent (such as a termination of employment following a Change of Control).

  In addition to any action required or authorized by the terms of an Award, the Committee may take any other action it deems appropriate to ensure the equitable treatment of Participants in the event of or in anticipation of a Change of Control including, but not limited to, any one or more of the following with respect to any or all Awards: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from, the Awards; (ii) the waiver of conditions on the Awards that were imposed for the benefit of the Corporation; (iii) provision for the cash settlement of the Awards for their equivalent cash value, as determined by the Committee, as of the date of the Change of Control; or (iv) such other modification or adjustment to the Awards as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following the Change of Control. The Committee also may accord any Participant a right to refuse any acceleration of exercisability, vesting, or benefits, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve.

  Notwithstanding the foregoing provisions of this Section 7(b) or any provision in an Award Agreement to the contrary, (i) in no event shall the Committee be deemed to have discretion to accelerate or not accelerate, or make other changes in or to any or all Awards, in respect of a transaction, if such action or inaction would be inconsistent with or would otherwise frustrate the intended accounting for a proposed transaction as a pooling of interests under generally accepted accounting principles; and (ii) if the vesting of any Award to any Insider is accelerated to a date that is less than six months after the date of the Award, the Committee may prohibit a sale of the underlying Stock (other than a sale by operation or law in exchange for or through conversion into other securities) until the expiration of such six-month period, and the Corporation may impose legend and other restrictions on the Stock to enforce this prohibition.

  (c) Change of Control Definition. For purposes of this Plan, a "Change of Control" of the Corporation shall be deemed to have occurred upon the happening of any of the following events:

    (1) the acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (a) the then outstanding shares of common stock of or (b) the combined voting power of the then outstanding shares of Stock and other stock of the Corporation entitled to vote generally in the election of directors. For the purposes of this subsection
  (1), the following shall not constitute a Change of Control:

      (A) any acquisition of common stock or voting securities directly from the Corporation;

      (B) any acquisition of common stock or voting securities by the Corporation or any of its Subsidiaries;

      (C) any acquisition of common stock or voting securities by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any of its Subsidiaries;

      (D) any acquisition or ownership by a Person of 25% of either the outstanding corporate common stock or the outstanding corporate voting securities as a result of an acquisition of common stock or voting securities by the Corporation which, by reducing the number of shares of common stock or voting securities of the Corporation outstanding, increases the proportionate numbers of shares beneficially owned by such Person up to 25% or more of either the outstanding corporate common stock or the outstanding corporate voting securities; provided, however, that if a Person becomes the beneficial owner of 25% or more of either the Corporation's outstanding corporate common stock or the Corporation's outstanding voting securities by reason of a share acquisition by the Corporation as described above, that Person shall, after such share acquisition by the Corporation, become the beneficial owner of any additional shares of common stock or voting securities of the Corporation, then such additional acquisition shall constitute a Change of Control; or

      (E) any acquisition of common stock or voting securities pursuant to a transaction which complies with clauses (a), (b), and (c) of section 7(c)(3); or

    (2) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the stockholders of the

  Corporation, was approved by a vote of at least a majority of the persons then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors; or

    (3) consummation by the Corporation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets (a "Business Combination"), in each case, unless, following such Business Combination,
  (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding common stock or outstanding voting securities of the Corporation, immediately prior to such Business Combination beneficially own, directly and indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the outstanding corporation common stock and outstanding corporation voting securities, as the case may be, (b) no person (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from a Business Combination), beneficially owns, directly or indirectly, 25% or more, respectively, of the then outstanding shares of common stock in the corporation resulting from such Business Combination, except to the extent that such ownership existed prior to the Business Combination and (c) at least a majority of the members of the Board of Directors resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

    (4) approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

  (d) Business Acquisitions. Awards may be granted under this Plan on the terms and conditions as the Committee considers appropriate, which may differ from those otherwise required by this Plan, to the extent necessary to reflect a substitution for or assumption of stock incentive awards held by employees of other entities who become employees of the Corporation or a Subsidiary as the result of a merger of the employing entity with, or the acquisition of the property or stock of the employing entity by, the Corporation or a Subsidiary, directly or indirectly.

SECTION 8. Administration.

  (a) Committee Authority and Structure. The Plan and all Awards granted under the Plan will be administered by the Compensation and Benefits Committee and the Special Committee. For purposes of any action taken by the Compensation and Benefits Committee or the Special Committee, whichever is applicable, a majority of the members will constitute a quorum, and the action of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of the applicable committee. Notwithstanding the foregoing, Awards under Sections 9 and 10 have been authorized by the Board and may be administered by the Board.

  (b) Selection and Grant. Each Committee shall have the authority to determine the Employees (if any) to whom Awards will be granted under this Plan, the type of Award or Awards to be made, and the nature, amount, pricing, timing, and other terms of Awards to be made to any one or more of these individuals, and to establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards, subject to the terms of this Plan.

  (c) Construction and Interpretation. The Compensation and Benefits Committee and the Special Committee have the full authority and discretion to administer the Plan and to take any action that is necessary or advisable in connection with the administration of the Plan, including without limitation the authority and discretion to interpret and construe any provision of the Plan or of any agreement, notification or document evidencing the grant of an Award. The interpretation and construction by the Compensation and Benefits Committee or the Special Committee, as applicable, of any such provision and any determination by the Compensation and Benefits Committee or the Special Committee pursuant to any provision of the Plan or of any such agreement, notification or document will be final and conclusive; provided, that in the event the Compensation and Benefits Committee disagrees with the Special Committee with respect to such interpretation, construction or determination, the Compensation and Benefits Committee's determination will be final and conclusive. If there is any conflict between an Award Agreement and any non-discretionary provisions of this Plan, the terms of this Plan shall govern.

  (d) Express Authority (and Limitations on Authority) to Change Terms of Awards. Without limiting each Committee's authority under other provisions of this Plan (including Sections 7, 10, and 11), but subject to any express limitations of this Plan (including under Sections 7, 10, and 11), each Committee shall have the authority to accelerate the exercisability or vesting of an Award, to extend the term or waive early termination provisions of an Award (subject to the maximum ten-year term under Section 4(b)), to cancel, modify, or waive the Corporation's rights with respect to an Award or restrictive conditions of an Award (including forfeiture conditions), to modify, discontinue, suspend, or terminate any or all outstanding Awards held by Employees or Officers, with or without adjusting any holding period or other terms of the Award, in any case in such circumstances as the Committee deems appropriate; provided, however, that no such action by the Committee shall in any way adversely affect any Award then outstanding and evidenced by an Award Agreement, without the affected Participant's written consent. The Committee may not, however, reduce by amendment the exercise or purchase price of an outstanding award.

  (e) Exclusive Authority for Section 162(m). Notwithstanding any provision of the Plan to the contrary, the Compensation and Benefits Committee will have the exclusive authority and discretion to take any action required or permitted to be taken under the provisions of this Section, Section 4(b),
Section 7, and Section 11 with respect to Awards granted under the Plan that are intended to comply with the requirements of Section 162(m) of the Code.

  (f) Rule 16b-3 Conditions; Bifurcation of Plan. It is the intent of the Corporation that Awards be interpreted in a manner that, in the case of Awards intended as exempt grants or purchases under Section 16 of the Exchange Act to Participants who are or may be Insiders, satisfies any applicable requirements of Rule 16b-3, so that these persons will be entitled to the benefits of Rule 16b-3 or other exemption rules under Section 16 and will not be subjected to avoidable liability thereunder.

  (g) Delegation and Reliance. Each Committee may delegate to the officers or employees of the Corporation the authority to execute and deliver those instruments and documents, to do all acts and things, and to take all other steps deemed necessary, advisable, or convenient for the effective administration of this Plan in accordance with its terms and purpose, except that a Committee may not delegate any discretionary authority to grant or amend an Award or with respect to substantive decisions or functions regarding this Plan or Awards as these relate to the material terms of Performance-Based Awards to Executive Officers or to the timing, eligibility, pricing, amount or other material terms of Awards to Insiders. In making any determination or in taking or not taking any action under this Plan, the Board and each Committee may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer, employee, or agent of the Corporation shall be liable for any such action or determination taken or made or omitted in good faith.

  (h) Exculpation and Indemnity. Neither the Corporation nor any member of the Board of Directors or of any Committee, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration, or application of this Plan, shall have any liability to any person for any action taken or not taken in good faith under this Plan or for the failure of an Award (or action in respect of an Award) to satisfy Code requirements as to incentive stock options or to realize other intended tax consequences, to qualify for exemption or relief under Rule 16b-3 or to comply with any other law, compliance with which is not required on the part of the Corporation.

SECTION 9. Non-Employee Director Options.

  (a) Participation. Awards under this Section 9 shall be nondiscretionary, shall be made only to Non-Employee Directors and shall be evidenced by Award Agreements setting forth the terms and conditions in this Section 9 and in Sections 6(a)(1), 6(a)(2), 6(a)(3), 6(a)(4), and 6(b)(5).

  (b) Annual Option Grants.

    (1) Initial Award. After approval of this Plan by the stockholders of the Corporation, if any person who is not then an officer or employee of the Corporation shall become a director of the Corporation, there shall be granted automatically to such person (without any action by the Board or Committee and in lieu of any similar automatic option grant under existing performance award plans) a Nonqualified Stock Option (the date of grant of which shall be the date such person takes office) to purchase a number of shares of Stock equal to 5,000 multiplied by a fraction the numerator of which is the number of months that will lapse between the date the person becomes a director and the anticipated date of the Corporation's next annual stockholders meeting, and the denominator of which is 12.

    (2) Subsequent Annual Awards. Immediately following the annual stockholders meeting in each year during the term of this Plan there shall be granted automatically (without any action by the Committee or the Board and in lieu of any similar automatic option grant under existing performance award plans) a Nonqualified Stock Option (the date of grant of which shall be such date) to each Non-Employee Director then continuing in office to purchase 5,000 shares of Stock.

  (c) Option Price. The purchase price per share of the Stock covered by each Option granted under this Section 9 shall be 100% of the Fair Market Value of the Stock on the date of grant. The exercise or purchase price of the Stock issuable pursuant to any Option granted under this Section and any withholding obligation under applicable tax laws shall be paid in cash or any one or combination of (i) cash, (ii) a check payable to the order of the Corporation,
(iii) the delivery of shares of Stock, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise, or (iv) notice and third party payment to the Corporation prior to any issue of Stock and otherwise in accordance with all applicable legal requirements in such manner as may be authorized by the Committee for all Participants. In the case of a payment by the means described in clause (iii) above, the Stock to be so delivered shall be determined by reference to the Fair Market Value of the Stock on the date as of which the payment is made.

  (d) Option Period and Exercisability. Each Option granted under this Section 9 and all rights or obligations thereunder shall expire ten years after the date of grant and shall be subject to earlier termination as provided below. Except as provided in Sections 9(e) and (g), each Option granted under this
Section 9 shall become exercisable in four equal annual installments on the first four anniversaries of the date of the grant.

  (e) Termination of Directorship. If a Non-Employee Director's services as a member of the Board of Directors terminate by reason of death or disability (the inability of the Non-Employee Director to continue to perform his or her duties as determined by the Committee), an Option granted pursuant to this Section held by such Participant shall immediately become and shall remain fully exercisable for one year after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. If a Non-Employee Director's services as a member of the Board of Directors terminate by reason of retirement (which may include a director's resignation if the Board or the Committee designates such resignation as a retirement), an Option granted pursuant to this Section held by such Participant shall immediately become and shall remain fully exercisable for three years after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. If a Non-Employee Director's services as a member of the Board of Directors terminate for any other reason, any portion of an Option granted pursuant to this Section 9 which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised for three months after the date of such termination or until the expiration of the stated term, whichever first occurs.

  (f) Adjustments. Options granted under this Section 9 shall be subject to adjustment as provided in Section 7.

  (g) Acceleration upon a Change of Control. Immediately prior to the occurrence of a Change of Control, each Option granted under this Section 9 shall become and shall remain fully exercisable for one year after the date of such Change of Control or until the expiration of the stated term of such Option, whichever first occurs. To the extent that any Option granted under this Section 9 is not exercised before (i) a dissolution of the Corporation or
(ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of this Section 9 can be) made for the assumption, conversion, substitution, or exchange of the Option, the Option shall terminate upon the occurrence of such event.

SECTION 10. Non-Employee Director Stock Units.

  Subject to the provisions of this Plan and such rules and procedures as the Committee or the Board may establish from time to time, any Non-Employee Director may irrevocably elect to defer or receive in Director Stock Units all or a portion of the Retainer and/or fees payable to the Non-Employee Director for services on the Board of Directors and its committees or for attendance at Board meetings or committee meetings. The specific terms, conditions, and provisions for each Director Stock Unit Award and elections are set forth in Appendix A to this Plan, incorporated herein and in each Award Agreement under this Section 10 by this reference.

SECTION 11. Amendment and Termination of This Plan and Award Agreements.

  The Board of Directors may at any time amend, suspend, or discontinue this Plan, subject to any stockholder approval that may be required under applicable law. The Board or the Committee may at any time alter or amend any or all Award Agreements under this Plan in any manner that would be authorized for a new Award under this Plan including, but not limited to, any manner set forth in Section 8(d) (subject to any applicable limitations thereunder and any applicable Code Section 162(m) considerations). Notwithstanding the foregoing, no such action by the Board or a Committee shall, in any manner adverse to a Participant (other than as expressly permitted by the terms of an Award Agreement and Section 7), affect any Award then outstanding and evidenced by an Award Agreement, without the Participant's written consent (or the written consent of the Beneficiary who has become entitled to an Award).

SECTION 12. Miscellaneous.

  (a) Unfunded Plans. This Plan shall be unfunded. Neither the Corporation nor the Board of Directors nor the Committee shall be required to segregate any assets that may at any time be represented by Awards made pursuant to this Plan. Neither the Corporation, the Committee, nor the Board of Directors shall be deemed to be a trustee of any amounts to be paid or securities to be issued under this Plan. To the extent that a Participant, Beneficiary, or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

  (b) Rights of Employees and Officers and Other Participants.

      (1) No Right to an Award. Status as an Employee or an Officer shall not be construed as a commitment that any one or more Awards will be made under this Plan to an Employee or Officer or to Employees or Officers generally. Status as a Participant shall not entitle the Participant to any additional Award.

      (2) No Assurance of Employment. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee or Participant any right to continue in the employ or other service of the Corporation or any Subsidiary or constitute any contract

    (of employment or otherwise) or limit in any way the right of the Corporation or any Subsidiary to change a person's compensation or other benefits or to terminate the employment of a person with or without cause, at any time and with or without advance notice, but, nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

  (c) Effective Date; Duration. This Plan has been adopted by the Board of Directors of the Corporation and becomes effective upon approval of the stockholders of the Corporation at the annual meeting to be held May 2, 2000. This Plan shall remain in effect until any and all Awards under this Plan have been exercised, converted, or terminated under the terms of this Plan and applicable Award Agreements. Notwithstanding the foregoing, no Award may be granted under this Plan after May 2, 2020. Any Award granted prior to such date may be amended after such date in any manner that would have been permitted prior to such date, except that no such amendment shall increase the number of shares subject to, constituting, or referenced in such Award.

  (d) Compliance with Laws. This Plan, Award Agreements, and the grant, exercise, conversion, operation, and vesting of Awards, and the issuance and delivery of shares of Stock and/or other securities or property, or the payment of cash under this Plan, Awards, or Award Agreements, are subject to compliance with all applicable federal and state laws, rules, and regulations (including, but not limited to, state, and federal insider trading, registration, reporting, and other securities laws and federal margin requirements) and to such approvals by any listing, regulatory, or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions (and the person acquiring such securities shall, if requested by the Corporation, provide such evidence, assurance, and representations to the Corporation as to compliance with any thereof) as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

  (e) Applicable Law. This Plan, Award Agreements, and any related documents and matters shall be governed in accordance with the laws of the State of California, except as to matters of federal law.

  (f) Nonexclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Corporation, the Board, or the Committee to grant awards or authorize any other compensation, with or without reference to the Stock, under any other plan or authority.

  (g) Severability. In case any provision in this Plan shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

                                                                     APPENDIX A

                       CATELLUS DEVELOPMENT CORPORATION

                             TERMS AND PROVISIONS
                   APPLICABLE TO DIRECTOR STOCK UNIT AWARDS
                    2000 PERFORMANCE AWARD PLAN, SECTION 10

  These Terms supplement the terms of the 2000 Performance Award Plan (the "2000 Plan") and shall apply to any deferral election made under Section 10 of the 2000 Plan, to the same extent as if included therein. These Terms also are incorporated by reference in the applicable Director Stock Unit Award Agreement.

  1. Eligibility. All Non-Employee Directors are eligible to elect irrevocably to defer all or a portion of their Retainer or Meeting Fees, or both, and instead receive Director Stock Units pursuant to Section 10 of the 2000 Plan and these Terms. An eligible director who satisfies these requirements and who executes a Director Stock Unit Award Agreement will be considered a "Participant" for purposes of these Terms and the 2000 Plan.

  2. Timing of Deferral Election.

  (a) Ongoing Elections. A Non-Employee Director may irrevocably elect to defer a portion of his or her Retainer for services to be rendered during the following calendar year in Director Stock Units by making an election on or before the December 31 preceding such calendar year, in accordance with procedures established by the Committee. A Non-Employee Director may also irrevocably elect to defer a portion of his or her fees for service on Board committees or for attendance at Board meetings or committee meetings during a calendar year by making an election on or before the December 31 preceding such calendar year, in accordance with procedures established by the Committee. The Committee may permit any Non-Employee Director who first becomes eligible to participate in the 2000 Plan on or after the first day of any calendar year to make a Stock Unit deferral election within 30 days following his or her eligibility. All elections shall be in writing in the form of Schedule 1 or such other form as provided by the Committee.

  (b) Installments Available. The portions of the Retainer and other fees subject to deferral under Section 2(b) of these Terms shall be limited to increments of 25%, 50%, 75%, or 100%.

  3. Stock Units; Stock Unit Accounts.

  (a) Crediting to Stock Unit Accounts. If a Participant elects to defer a portion of his or her Retainer, the Corporation shall, as of the beginning of the year in which the Retainer will be earned (or, in the case of a Participant who is first elected to the Board, as of the date of his or her election) credit the Director's Stock Unit Account with a number of Stock Units determined by dividing the applicable deferred portion of the Participant's Retainer by 90% of the Fair Market Value of a share of common stock on the date of the Award. If a Participant elects to defer a portion of his or her Board meeting or committee meeting fees (collectively, the "Meeting Fees"), the Corporation shall, as of the last day of the calendar year in which the fees are earned, credit the Director's Stock Unit Account with a number of Stock Units determined by dividing the applicable deferred portion of the Participant's fees by 90% of the Fair Market Value of a share of common stock on such date. Meeting Fees with respect to Board or committee meetings will be considered to be earned in the calendar year in which the applicable meeting begins. A Participant's Stock Unit Account shall consist of such subaccounts as are necessary or convenient (the "Distribution Subaccounts") to separately account for deferred Retainers and Meeting Fees, for deferrals in different years and for Dividend Equivalents (as defined below) thereon which are subject to different vesting provisions or distribution elections.

  (b) Statements. The Corporation shall submit to each Participant, within 120 days after the close of each calendar year, a statement in such form as the Committee or its delegate deems desirable setting forth the balance of each Participant's Director Stock Unit Account.

  4. Vesting of Stock Units.

  (a) Vesting. Director Stock Units credited to a Director Stock Unit Account (other than Director Stock Units representing Dividend Equivalents which are only credited to already vested Director Stock Units) for the calendar year with respect to a Participant's deferred Retainer shall proportionately vest on a per diem basis assuming a 365-day year and shall fully vest at the end of the applicable calendar year. Director Stock Units credited to a Director Stock Unit Account with respect to deferred committee or meeting fees shall at all times be fully vested. Units representing Dividend Equivalents shall at all times be fully vested.

  (b) Acceleration of Vesting of Accounts. The vesting of the rights of each Participant in respect of any unvested Director Stock Units for a calendar year shall be accelerated if a Participant ceases to be a member of the Board by reason of death or disability during the year.

  5. Limitations on Rights Associated with Units. A Participant's Director Stock Unit Account shall be a memorandum account on the books of the Corporation. The Director Stock Units credited to a Participant Director's Stock Unit Account shall be used solely as a device for the determination of the number of shares of common stock to be distributed eventually to the Participant under the 2000 Plan. The Director Stock Units shall not be treated as property or as a trust fund of any kind. No Participant shall be entitled to any voting or other stockholder rights with respect to Director Stock Units granted, credited, or vested under the 2000 Plan. The number of Director Stock Units credited and vested (and the common stock to which the Participant is entitled under the 2000 Plan) shall be subject to adjustment in accordance with Section 8 hereof and Section 7 of the 2000 Plan. These Terms shall create only a contractual obligation on the part of the Corporation as to such amounts and shall not be construed as creating a trust. The 2000 Plan, in and of itself, has no assets. A Participant shall have only the rights of a general unsecured creditor of the Corporation with respect to amounts credited and rights no greater than the right to receive the common stock (or equivalent value) as a general unsecured creditor.

  6. Dividend Equivalent Credits to Stock Unit Account. As of the applicable dividend payment date ("Award Date"), a Participant's Stock Unit Account shall be credited with additional Director Stock Units in an amount equal to (x) the amount of the Dividend Equivalents representing dividends paid on that number of shares equal to the aggregate Director Stock Units vested in the Participant's Director Stock Unit Account as of that date divided by (y) 90% of the Fair Market Value of a share of common stock as of that date.

  7. Distribution of Benefits.

  (a) Time and Manner of Distribution. With respect to an election filed for Retainers, Meeting Fees, and/or other fees, a Participant shall be entitled to receive a distribution of the vested amount deferred under such election (together with Dividend Equivalents credited pursuant to Section 8) in accordance with the Participant's election made pursuant to the Participant's Award Agreement in substantially the form of Schedule 1.

  (b) Change in the Manner of Distribution. Subject to Section 12(a), a Participant may change the manner of any distribution election from a lump sum to annual installments over a period of up to five years (or vice versa) made with respect to any Retainer, Meeting Fees, or other fee deferred under
Section 2(b) by filing a new election with the Committee; provided, however, that no such election shall be effective until 12 months after such election is filed with the Committee, nor made with respect to any Distribution Subaccount after benefits with respect to such Distribution Subaccount have commenced. An election made pursuant to this Section 7(b) shall not affect the date of the commencement of benefits.

  (c) Change in Election of Timing of Distribution. Subject to Section 12(a), a Participant may elect to accelerate or further defer the commencement of any distribution with respect to the Retainer, Meeting Fees, or other fee deferred under Section 2(b), for any calendar year by filing a new election with the Committee; provided, however, that no such election shall be effective until 12 months after such election is filed with the Committee, nor made with respect to any Distribution Subaccount after benefits with respect to such Distribution

Subaccount have commenced; further provided that no such new election shall be valid if it would not have been valid had it been made as the Participant's initial election. An election made pursuant to this Section 7(c) shall not affect the manner (i.e., lump sum versus installments) of distribution.

  (d) Effect of Death, Disability, Retirement, or Change in
Control. Notwithstanding Sections 7(a), (b), (c), and (d), if a Participant dies or becomes disabled, or a Change in Control shall occur and the Participant's service as a Director shall terminate, the Participant's Director Stock Unit Accounts to the extent then credited and whether or not then vested for the remainder of the then current calendar year shall be fully vested and shall be distributed immediately in a lump sum.

  (e) Form of Distribution. Director Stock Units credited to an Eligible Director's Distribution Subaccounts shall be distributed in an equivalent whole number of shares of the Corporation's common stock. Fractions shall be disregarded in connection with any distribution, but may be accumulated. Notwithstanding anything else contained herein to the contrary, if the number of Units remaining in the Director Stock Unit Account is less than 100, then the remaining balance shall be distributed in a lump sum.

  8. Adjustments in Case of Changes in Common Stock. If any stock dividend, stock split, recapitalization, merger, consolidation, combination or other reorganization, exchange of shares, sale of all or substantially all of the assets of the Corporation, split-up, split-off, spin-off, extraordinary redemption, liquidation, or similar change in capitalization or any distribution to holders of the Corporation's Common Stock (other than cash dividends and cash distributions) shall occur, proportionate and equitable adjustments consistent with the effect of such event on stockholders generally (but without duplication of benefits if Dividend Equivalents are credited) shall be made in the number and type of shares of common stock or other securities, property, and/or rights contemplated hereunder and of rights in respect of Director Stock Units and Director Stock Unit Accounts credited under the 2000 Plan so as to preserve the benefits intended.

  9. Corporation's Right to Withhold. The Corporation shall satisfy any income tax withholding obligation arising upon distribution of a Participant's Stock Unit Account by reducing the number of shares of common stock otherwise deliverable to the Participant. The appropriate number of shares required to satisfy such tax withholding obligation in the case of Stock Units will be based on the Fair Market Value of a share of Common Stock on the day prior to the date of distribution. If the Corporation, for any reason, cannot satisfy the withholding obligation in accordance with the preceding sentence, the Participant shall pay or provide for payment in cash of the amount of any taxes which the Corporation may be required to withhold with respect to the benefits hereunder.

  10. Limitation on Eligible Directors. Participation in the 2000 Plan shall not give any person the right to continue to serve as a member of the Board or any rights or interests other than as herein provided.

  11. Beneficiaries.

  (a) Beneficiary Designation. Upon forms provided by and subject to conditions imposed by the Corporation, each Participant may designate in writing the Beneficiary or Beneficiaries (as defined in Section 8.2(b)) whom such Participant desires to receive any amounts payable under the 2000 Plan after his or her death. The Corporation and the Committee may rely on the Participant's designation of a Beneficiary or Beneficiaries last filed in accordance with the terms of the 2000 Plan.

  (b) Definition of Beneficiary. A Participant's "Beneficiary" or "Beneficiaries" shall be the person, persons, trust, or trusts (or similar entity) designated by the Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution to receive the Participant's benefits under the 2000 Plan in the event of the Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

  12. Other Provisions.

  (a) Irrevocability of Payout Elections. Subject to Section 8 of the 2000 Plan, a Participant may, subject to the approval of the Committee, prospectively change an election under Section 7(a) or (b) by a subsequent election that will take effect at least 12 months after the subsequent election is received by the Corporation if, in the opinion of counsel to the Corporation, the subsequent election would not adversely affect the efficacy of deferrals under the Code in respect of other Participants in the 2000 Plan. Notwithstanding the preceding sentence, a Participant shall not be permitted to change an election with respect to any Distribution Subaccount from which benefits have commenced to be distributed.

  (b) Notices. Any notices to be given under the terms of the 2000 Plan, these Terms or a Stock Unit Award Agreement shall be in writing and addressed to the Corporation at its principal executive office, to the attention of the Corporate Secretary and to the Participant at the address given beneath the Participant's signature on the Stock Unit Award Agreement or to his or her last address of record in the records of the Corporation.

  (c) Amendments. The Board shall have the right to amend these Terms in whole or in part from time to time, subject to Section 8 of the 2000 Plan.

  (d) Governing Law; Severability. The validity of these Terms or any of its provisions and provisions of Stock Unit Award Agreements shall be construed, administered, and governed in all respects under and by the laws of the State of California. If any provisions of these Terms shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective.

  (e) Compliance with Laws. The 2000 Plan, these Terms, and the offer, issuance, and delivery of shares of common stock through the deferral of compensation under the 2000 Plan are subject to compliance with all applicable federal and state laws, rules, and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, agency, or regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under the 2000 Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable securities laws and other legal requirements.

  (f) Restrictions on Transfer. Neither the Stock Units, nor any interest therein, nor amount payable or common stock deliverable in respect thereof, may be sold, assigned, transferred, pledged, or otherwise disposed of, alienated, or encumbered, either voluntarily or involuntarily, other than by will or the laws of descent and distribution. This restriction on exercise and transfer shall not be deemed to prohibit, to the extent permitted by the Committee, transfers without consideration for estate and financial planning purposes. Common stock issued upon payment of a Director Stock Unit Account shall be subject to only such restrictions on transfer as may be necessary or advisable, in the opinion of legal counsel to the Corporation, to assure compliance with applicable securities laws.

                                                                     SCHEDULE 1

                       CATELLUS DEVELOPMENT CORPORATION

                          STOCK UNIT AWARD AGREEMENT
                          FOR NON-EMPLOYEE DIRECTORS
                         (DEFERRAL FOR 20   PLAN YEAR)

  THIS DIRECTOR STOCK UNIT AWARD AGREEMENT ("AGREEMENT") is dated as of the
     day of        , 20  , between CATELLUS DEVELOPMENT CORPORATION, a
Delaware corporation (the "Corporation"), and                       (the
"Participant").

  In consideration of the services rendered and to be rendered by the Participant, the Corporation and the Participant agree as follows:

  1. Stock Unit Deferral Election. The Participant hereby irrevocably elects to defer under Section 10 of the Corporation's 2000 Performance Award Plan (the "Plan") the following percentage(s) of the Retainer(s) and/or Meeting Fees that will become payable to the Participant for services to be rendered
during the year commencing January 1,       (the "Plan Year") (fill in
percentage and initial your election):

     Retainer.........................     % (Fill in 0%, 25%, 50%, 75% or 100%)
     Meeting Fees.....................     % (Fill in 0%, 25%, 50%, 75% or 100%)
     Chairman's Retainer..............     % (Fill in 0%, 25%, 50%, 75% or 100%)

  Such amounts shall be credited in Stock Units in accordance with Section 10 of the 2000 Plan. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the 2000 Plan.

  2. Timing and Manner of Distribution of Stock Units. Participant hereby further irrevocably elects to receive a distribution of his or her vested Stock Units deferred, in accordance with the choice indicated below (check one and initial the option you choose):

     [_] A single lump sum deliverable on the January 1 following his or her termination of service on the Board; or

     [_]      Substantially equal annual installments over        [specify
              number, not to exceed five] years commencing on the January 1 following his or her termination of service on the Board; or

     [_] A single lump sum deliverable on the earlier of January 1, [fill in a year that is not less than three years after the Plan
              Year(1)] or on the January 1 following his or her termination of service on the Board; or

     [_]      Substantially equal annual installments over       [specify
              number, not to exceed five] years commencing on the earlier of
              January 1,        [fill in a year that is not less than three
              years after the Plan Year] or on the January 1 following his or her termination of service on the Board; or

     [_] A single lump sum deliverable on the earlier of January 1, [fill in a year that is not less than three years after the Plan
              Year] or on the January 1 following his or her termination of service on the Board; or

     [_]      Substantially equal annual installments over       [specify a
              number, not to exceed five] commencing on the later of January 1,
                    [fill in a year that is not less than three years after the
              Plan Year] or on the January 1 following his or her termination of service on the Board.

--------
(1) For example, for deferral of the 2001 Retainer, the year may be no earlier than 2004.

Distributions will be made on or as soon as administratively practicable after the specified delivery date.

  3. General Terms. The deferral in and vesting of Stock Units and this Agreement are subject to, and the Corporation and the Participant agree to be bound by, the applicable provisions of the 2000 Plan, incorporated herein by this reference. The Participant acknowledges receiving a copy of the 2000 Plan and understanding its applicable provisions. Provisions of the Plan that grant further discretionary authority to the Corporation, the Board, or the Committee shall not create any rights in the Participant, unless such rights are expressly set forth herein.

  4. Effect of Agreement. This Agreement shall only be effective with respect to the Retainer and fees for the Plan Year. The Participant and the Corporation must enter into a separate Stock Unit Award Agreement in order to provide for the deferral of any Retainer or Meeting Fees in respect of future calendar years.

  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.

                                          CATELLUS DEVELOPMENT CORPORATION
                                          "Corporation"

                                          By: _________________________________

                                          Title: ______________________________

                                          PARTICIPANT

                                          _____________________________________
                                                       (Signature)

                                          _____________________________________
                                                      (Print Name)

                                          _____________________________________
                                                        (Address)

                                          _____________________________________
                                                 (City, State, Zip Code)

                                          _____________________________________
                                                (Social Security Number)

                               CONSENT OF SPOUSE

  In consideration of the execution of the foregoing Director Stock Unit Award
Agreement, I,                   , the spouse of the Participant herein named,
do hereby join with my spouse in executing the Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the 2000 Plan and the General Provisions.

DATED:                , 20                _____________________________________
                                                   Signature of Spouse

                       CATELLUS DEVELOPMENT CORPORATION

                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

         The undersigned hereby appoints Nelson C. Rising, Stephen P. Wallace and Kathleen Smalley, or any of them, with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of Catellus Development Corporation (the "Company") to be held on May 2, 2000 at 9:00 a.m. local time, and at any adjournment or adjournments thereof, hereby revoking any proxies previously given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side hereof, and in the discretion of the proxies appointed hereby, upon such other matters as may come before the meeting.
                                                                     SEE REVERSE
                        (To Be Signed on Reverse Side)                   SIDE

                                       . Please Detach and Mail in the Envelope Provided .
------------------------------------------------------------------------------------------------------------------------------------
      Please mark your
A [X] votes as in this
      example.

              The shares represented hereby will be voted in accordance with the directions given by the stockholder.
                  If not otherwise directed, the shares represented by this proxy will be voted FOR Items 1 and 2.

                                   Nominees: Joseph F. Alibrandi
                  FOR  WITHHELD              Stephen F. Bollenbach                                          FOR   AGAINST   ABSTAIN
1. Election of                               Daryl J. Carter              2. Approval of 2000 Performance
   Directors      [_]     [_]                Richard D. Farman               Award Plan                     [_]     [_]       [_]
                                             Christine Garvey
For, except vote withheld from               William M. Kahane            The undersigned hereby acknowledges receipt of the
the following Nominee(s):                    Leslie D. Michelson          accompanying Notice of Meeting and Proxy Statement and
                                             Nelson C. Rising             hereby revokes any proxy or proxies heretofore given.
______________________________               Jacqueline R. Slater
                                             Thomas M. Steinberg          PLEASE MARK, SIGN, DATE AND RETURN THIS CARD IN THE
                                             Beverly Benedict Thomas      ENCLOSED ENVELOPE.


SIGNATURE(S) ______________________________________________________________________________________ DATE ___________________________
NOTE: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, partnership, or other entity, please sign in full entity name by authorized person.
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